UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rules
     14a-6(e)(2) and 14c-5(d)(2))

[X] Definitive Proxy/Information Statement

[  ] Definitive Additional Materials

[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

UQM Technologies, Inc.

(Name of Registrant as Specified in its Charter)

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 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
      0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

UQM TECHNOLOGIES, INC.

7501 Miller Drive

Frederick, Colorado 80530

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 28, 2005

The annual meeting of shareholders of UQM Technologies, Inc. will be held on July 28, 2005, at 10:00 a.m., Denver Time at the Westin Hotel Tabor Center, 1672 Lawrence Street, Denver, Colorado 80202 for the following purposes:

    To elect a Board of five (5) directors to serve for the ensuing year and thereafter until their successors are duly elected and qualified.
    To consider and vote upon a proposal to approve amendments to the 2002 Equity Incentive Plan.
    To consider and vote upon a proposal to approve amendments to the Stock Bonus Plan.
    To consider and vote upon a proposal to ratify the appointment of Grant Thornton LLP to act as independent auditors for the fiscal year ending March 31, 2006.
    To transact such other business as may properly come before the meeting.

The record date for the Annual Meeting of Shareholders has been fixed at May 25, 2005. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the meeting.

June 17, 2005                                                                                                                                                                         By order of the Board of Directors

                                                                                                                                                                                                /s/ Donald A. French

                                                                                                                                                                                                Donald A. French, Secretary

YOUR VOTE IS IMPORTANT. All shareholders, whether or not they expect to attend the Annual Meeting, are requested to complete, date, sign and mail the enclosed proxy, which is solicited by the Board of Directors. The enclosed envelope may be used for that purpose. If you attend the meeting, you may vote in person even though you have given a proxy.

PROXY STATEMENT

UQM TECHNOLOGIES, INC.

7501 Miller Drive

Frederick, Colorado 80530

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 28, 2005

This proxy statement is being mailed on or about June 17, 2005, to the shareholders of UQM Technologies, Inc. ("UQM" or the "Company") in connection with the solicitation by the Board of Directors of the enclosed form of proxy for the Annual Meeting of Shareholders to be held on July 28, 2005. The last Annual Meeting of Shareholders was held on August 11, 2004.

If the enclosed proxy is properly signed and returned to the Company, the shares represented by the proxy will be voted at the meeting. If a shareholder indicates in his proxy a choice with respect to any matter to be voted upon, the shares will be voted in accordance with the shareholder’s choice. If no choice is indicated, the shares will be voted "for" each of the proposals. A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice to the Secretary of the Company, by executing a proxy bearing a later date or by attending the meeting and voting in person.

Persons making the solicitation

This proxy is solicited on behalf of the Board of Directors of the Company. The solicitation will be made predominately by mail. The expense of such solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. Further solicitation of proxies may be made by telephone or oral communication with some shareholders of the Company following the original solicitation. All such further solicitation will be made by regular employees of the Company, who will not be additionally compensated therefor.

SHAREHOLDERS ENTITLED TO VOTE

Shareholders of record at the close of business on May 25, 2005, will be entitled to vote at the meeting. As of that date there were 23,179,006 shares of the Company’s $.01 par value common stock outstanding, each share being entitled to one vote. The Company has no other classes of voting securities. The Company’s articles of incorporation provide that one-third of the outstanding shares of the common stock entitled to vote, represented in person or by proxy, shall constitute a quorum at any shareholders’ meeting. In the election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, are elected to the Board of Directors. For other matters subject to voting, the votes cast in favor of a matter must exceed the votes cast opposing the action. Cumulative voting is not allowed in the election of directors or for any other purposes.

Shares that withhold votes for a nominee for director or shares that either abstain from voting on other proposals presented or which lack authority to vote will have no effect in the tabulation of votes although they will be counted toward the presence of a quorum.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of "Householding" proxy statements and annual reports. This means that only one copy of the Corporation’s Proxy Statement or Annual Report to Shareholders may have been sent to multiple shareholders in each household. The Company will promptly deliver a separate copy of either document to any shareholder upon written or oral request to the Secretary of the Company, UQM Technologies, Inc., 7501 Miller Drive, P.O. Box 439, Frederick, Colorado 80530, telephone: (303) 278-2002. Any shareholder who wants to receive separate copies of the Proxy Statement or Annual Report to shareholders in the future, or any shareholder who is receiving multiple copies and would like to receive only one per household, should contact the shareholder’s bank, broker, or other nominee record holder, or the shareholder may contact the Company at the above address and phone number.

ELECTION OF DIRECTORS

Pursuant to the bylaws of the Company, the Board of Directors shall consist of not fewer than three directors. The Board of Directors currently consists of five members. The Board of Directors has nominated five candidates to stand for election to the Board of Directors, four of whom are independent directors, as defined in the applicable rules for companies traded on the American Stock Exchange, and the fifth of whom is the Company’s Chief Executive Officer. Proxies may not be voted for more than five persons. The Board of Directors is not classified, and each director serves for a term of one year and thereafter until his successor is duly elected and qualified.

At the Annual Meeting, the shareholders will elect five members to the Board of Directors. In the absence of instructions to the contrary, the proxy holders will vote the shares represented by proxy in favor of the nominees listed below. The Company expects each of the nominees listed below to be able to serve as a director. If any nominee should become unavailable, however, it is intended that the proxy holders will vote for a substitute designated by management.

			Officer
			or
			Director
Name	Age	Position with the Company	Since	Business Experience

William G. Rankin	61	Chairman of the Board, President and Chief Executive Officer	1994

Chairman of the Board of Directors since February 2000; Chief Executive Officer since August 1999; President and Chief Operating Officer since January 1996; Executive Vice President – Operations from 1994 through 1995.

Ernest H. Drew	68	Director, Member of the Audit Committee and Compensation and Benefits Committee	1999

Consultant and Investor since 1998; Chief Executive Officer of Westinghouse Industries & Technology Group from 1997 to 1998. Member of the Board of Management of Hoechst AG from 1995 to 1997. Director of Ashland, Inc., Public Service Enterprise Group and Thomas & Betts Corporation.

Stephen J. Roy	55	Director, Member of the Audit Committee and Compensation and Benefits Committee	2000	Principal, STL Capital Partners, LLC since 2002. Managing Director- Investment Banking for A. G. Edwards & Sons, Inc. from 1989 through 2002.

Lieutenant General Jerome H. Granrud (Retired)	68	Director, Member of the Audit Committee	2002	Consultant, the Spectrum Group since 1996.

Donald W. Vanlandingham	65	Director, Member of the Compensation and Benefits Committee	2003

Consultant, Cadwest LLC since 2003, Chairman of the Board of Directors of Ball Aerospace and Technologies Corporation, a wholly-owned subsidiary of Ball Corporation from 2002 to 2003; President and Chief Executive Office of Ball Aerospace and Technologies Corporation from 1996 to 2002.

No family relationship exists between any director, executive officer, significant employee or person nominated or chosen by the Company to become a director or executive officer.

There are no arrangements or understandings between any director and any other person pursuant to which any director was nominated as a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOREGOING NOMINEES.

During the fiscal year ended March 31, 2005 the Board of Directors held meetings on eleven occasions. The Company encourages all of its Directors to attend the Annual Meeting of Shareholders each year. At the last Annual Meeting of Shareholders held August 11, 2004 all members of the Board of Directors were in attendance. Each incumbent director attended or participated in more than seventy-five percent of the meetings of the Board of Directors and Board Committees on which he served during the period he was a director. Participation at meetings was sometimes by telephone, which is authorized under Colorado law. The votes of each director are recorded in the minutes for each matter considered by the Board of Directors. The independent directors serving on the Board of Directors periodically meet as a group without management present. None of the directors listed above has been involved during the last five years in any legal proceedings that are material to an evaluation of the ability or integrity of that person to act as a director of the Company.

The Board of Directors has an Audit Committee and a Compensation and Benefits Committee. The Audit Committee has a written charter adopted by the Board of Directors that specifies its duties including assisting the Board of Directors in its general oversight of the Company’s financial reporting, internal controls and audit functions, and its direct responsibility for the appointment, retention, compensation and oversight of the independent auditors. The audit committee consists of three directors, Messrs. Drew, Roy and Granrud, and met four times during fiscal 2005. All members of the audit committee are independent directors as defined in applicable rules of the American Stock Exchange and the Securities and Exchange Commission. The audit committee also includes at least one independent member, Mr. Roy, who the Board has determined meets the qualifications of an "audit committee financial expert" in accordance with SEC rules. See also "Report of the Audit Committee" below.

The Compensation and Benefits Committee, which reviews the performance and compensation of the Company’s Chief Executive Officer and administers the 2002 Equity Incentive Plan, Stock Purchase Plan and Employee Stock Bonus Plan consists of three directors, Messrs. Drew, Roy and Vanlandingham, and met four times during fiscal 2005.

The Company does not have a Nominating Committee. The Company believes that it is appropriate for all members of the Board of Directors (four of whom are independent directors, as defined in the applicable rules for companies traded on the American Stock Exchange) to consider whether the size and composition of the Board is appropriate in the context of the Company’s business operations and to suggest changes when deemed appropriate. The Board’s policies regarding nominations are set forth in resolutions of the Board of Directors, attached as Appendix A to this Proxy Statement. Priorities and emphasis by members of the Board of Directors may change from time-to-time due to changes in business operations or industry trends relative to the portfolio of skills and experience of current and prospective Board members. Generally, a diversity of factors such as age, general business experience, leadership and understanding and achievement in technology, manufacturing, marketing or finance are considered in the nomination process, although the Board has not established any specific minimum criteria or qualifications that a nominee must possess. Consideration of new Board nominee candidates typically involves internal discussions, identification of potential candidates and interviews with selected candidates. Candidates for nomination to the Board are generally suggested by Board members, Company employees and shareholders or business associates. The Company’s newest director, Donald Vanlandingham was suggested as a candidate by the Chief Executive Officer after inquiries to business associates as to potentially available individuals with technology business operations experience. The Board of Directors will consider candidates proposed by shareholders using the same evaluation criteria as for other candidates. Any shareholder interested in submitting a prospective nominee for consideration by the Board of Directors should submit the candidate’s name and qualifications addressed to: Corporate Secretary at 7501 Miller Drive, P.O. Box 439, Frederick, CO 80530.

Communications from Shareholders to the Board of Directors

The Board of Directors recommends that any communications from shareholders be in writing and addressed to the Board in care of the Corporate Secretary, 7501 Miller Drive, P.O. Box. 439, Frederick, CO 80530. The name of any specific intended Board member should be noted in the communication. The Board has instructed the Corporate Secretary to forward such correspondence only to the intended recipient; however, the Board has also authorized the Corporate Secretary, prior to forwarding any correspondence, to review the correspondence, and in his discretion, not to forward certain items if they are deemed frivolous, of inconsequential commercial value or otherwise inappropriate for Board consideration.

Code of Ethics

The Company has adopted a Code of Ethics and Business Conduct that applies to all directors, officers, employees, consultants, representatives and agents. The Code of Ethics and Business Conduct is available on our website at www.uqm.com. If the Company makes any substantive amendments to the Code of Ethics and Business Conduct or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

REPORT OF THE AUDIT COMMITTEE [1]

The Audit Committee of the Board of Directors has furnished the following report on its activities:

The committee appointed the independent auditors, KPMG LLP, who served through September 16, 2004, the date of their dismissal. The committee reviewed and discussed the financial statements included in the Quarterly Reports on Form 10-Q for the quarterly period ended June 30, 2004 and the audited financial statements in the Annual Report for the fiscal year ended March 31, 2004 with management and KPMG LLP. The committee appointed Grant Thornton LLP to succeed KPMG LLP. The committee reviewed and discussed the financial statements included in the Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2004, and December 31, 2004 and the audited financial statements in the Annual Report for the fiscal year ended March 31, 2005 with Grant Thornton LLP. The meetings and discussions included the matters required to be discussed by Statement of Auditing Standards No. 61. The committee also reviewed with management and the independent auditors the reasonableness of significant judgements and the clarity and quality of disclosures in the financial statements, not just the acceptability of the Company’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. The independent auditors also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The committee discussed with the independent auditors their independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered whether the independent auditors’ provision of non-audit services is compatible with the auditors’ independence.

In accordance with Audit Committee policy and applicable law, all services provided by the independent auditors KPMG LLP and Grant Thornton LLP were pre-approved by the audit committee. Pre-approval includes audit services and audit-related services. Non-audit services, such as tax return preparation, are provided by service providers other than KPMG LLP or Grant Thornton LLP.

The committee discussed with the Company’s independent auditors the overall scope and plans for their audit and met with the auditors, with and without management present, to discuss the results of their examinations, their consideration and testing of the Company’s internal controls as part of their audit, and the overall quality of the Company’s financial reporting. The committee also reviewed the Company’s disclosure controls. Four audit committee meetings were held during the fiscal year.

In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended March 31, 2005 and filed with the Securities and Exchange Commission.

The Audit Committee of the Board of Directors:

Ernest H. Drew

Stephen J. Roy

Jerome H. Granrud

[1] The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation contained in such filing.

MANAGEMENT

The executive officers of the Company are:
Name	Age	Position

William G. Rankin	61	Chairman of the Board of Directors, President and Chief Executive Officer

Donald A. French	49	Treasurer, Secretary and Chief Financial Officer

Ronald M. Burton	51	Vice President, Operations

William G. Rankin, Chairman of the Board of Directors since February 2000 and Chief Executive Officer since August 1999, President and Chief Operating Officer since 1996, Executive Vice President-Operations from 1994 through 1995 and member of the Board of Directors since 1994, joined the Company in 1992.

Donald A. French, Treasurer, Secretary and Chief Financial Officer joined the Company in 1987. Mr. French also served as Controller from 1987 through 1998.

Ronald M. Burton, Vice President, Operations joined the Company in March 2004. From 2001 to 2004 Mr. Burton was employed by Stature Electric, Inc., a motor manufacturing company, as Vice President of Sales and Engineering. From 1989 to 2001, Mr. Burton was employed by Globe Motors, a motor manufacturing company, where he served as Director of Engineering and Operations since 1993, and prior to that as Director of Engineering.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws of the United States, the Company’s directors, its executive (and certain other) officers, and any persons holding more than 10 percent of the Company’s common stock are required to report their ownership of the Company’s common stock and any changes in that ownership to the Securities and Exchange Commission, the American Stock Exchange, the Chicago Stock Exchange and the Pacific Stock Exchange. The Company is required to report in this statement any failure to file timely reports during fiscal 2005. Based on its review of Form 3, Form 4 and Form 5 filings, the Company believes that all required reports were filed timely during fiscal 2005 with the exception of reports on Form 4 filed by Messrs. Drew and Vanlandingham related to the grant of options to purchase common stock, which were filed 33 days and 37 days delinquent, respectively.

EXECUTIVE COMPENSATION

The following table sets forth information for the three years ended March 31, 2005, 2004 and 2003 concerning compensation earned by the Chief Executive Officer and any other executive officer whose total annual salary and bonus in the last fiscal year exceeded $100,000:

Summary Compensation Table
				Long-term Compensation Awards
Name of Individual		Annual		Number of Securities	Other
and Position	Fiscal Year	Compensation		Underlying Options Granted	Compensation
		Salary	Bonus

William G. Rankin
Chairman, President	2005	$ 259,008	$ -0-	145,000	$ 20,930 (1)
and Chief Executive	2004	$ 259,008	$ -0-	145,000	$ 18,623 (1)
Officer	2003	$ 259,008	$ -0-	100,000	$ 18,090 (1)

Donald A. French
Treasurer, Secretary	2005	$ 176,750	$ -0-	100,000	$ 18,829 (1)
and Chief Financial	2004	$ 174,663	$ -0-	100,000	$ 17,709 (1)
Officer	2003	$ 174,663	$ -0-	70,000	$ 17,058 (1)

Ronald M. Burton (2)	2005	$ 135,843	$ -0-	50,000	$ -0-
Vice President	2004	$ 3,096	$ -0-	50,000	$ -0-
Operations	2003	$ -0-	$ -0-	-0-	$ -0-

  Represents matching contributions to the Company’s 401(k) Savings Plan, Company paid car allowance, certain professional fees, and key man life insurance premiums.
  Mr. Burton joined the Company on March 23, 2004.

The foregoing compensation tables do not include certain fringe benefits made available on a non-discriminatory basis to all Company employees such as group health insurance, dental insurance, long-term disability insurance, vacation and paid time off.

Option Grants During Fiscal 2005
	Number of	Percentage of Total			Potential Realizable Value
	Securities	Options Granted to	Exercise		of Assumed Annual Rates
Name of Individual	Underlying	Employee in Fiscal	Price	Expiration	of Stock Price Appreciation
and Position	Options Granted (1)	2005	Per Share	Date	for the Option Term
					5% (2)	10% (3)
William G. Rankin
Chairman, President
and Chief Executive	100,000	21.5%	$ 2.21	11/16/2014	$ 138,986	$ 352,217
Officer	45,000	9.7%	$ 2.53	01/04/2015	$ 71,600	$ 181,448

Donald A. French
Treasurer, Secretary
and Chief Financial	75,000	16.1%	$ 2.21	11/16/2014	$ 104,239	$ 264,163
Officer	25,000	5.4%	$ 2.53	01/04/2015	$ 39,778	$ 100,804

Ronald M. Burton
Vice President
Operations	50,000	10.8%	$ 2.21	11/16/2014	$ 69,493	$ 176,109

(1) Represents options granted pursuant to the 2002 Equity Incentive Plan. The options granted vest as to one-third of the aggregate number of underlying shares on each of the next three annual anniversary dates following the date of grant. Additionally, the options are subject to forfeiture and have limitations as to marketability.

(2) The market capitalization of the Company, as determined by multiplying the outstanding number of shares of common stock at fiscal 2005 year end by the potential realizable share value achieved by applying the price appreciation methodology utilized in this table, would be approximately $18 million versus a market capitalization of approximately $11 million at March 31, 2005. Accordingly, the potential realizable value at assumed annual rates of stock price appreciation over the ten-year term to all shareholders is approximately $7 million assuming no increase in the number of shares of common stock outstanding over the ten-year term.

(3) The market capitalization of the Company, as determined by multiplying the outstanding number of shares of common stock at fiscal 2005 year end by the potential realizable share value achieved by applying the price appreciation methodology utilized in this table, would be approximately $29 million versus a market capitalization of approximately $11 million at March 31, 2005. Accordingly, the potential realizable value at assumed annual rates of stock price appreciation over the ten-year term to all shareholders is approximately $18 million assuming no increase in the number of shares of common stock outstanding over the ten-year term.

Aggregate Option Exercises During Fiscal Year 2005

and Option Values at the End of Fiscal Year 2005
	Number of
	Shares		Number of Securities
Name of Individual	Acquired on		Underlying Unexercised		Unexercised in-the-money
and Position	Exercise	Value Realized	Options at Fiscal Year End		Options at Fiscal Year End
			Exercisable	Unexercisable	Exercisable	Unexercisable

William G. Rankin
Chairman, President
and Chief Executive
Officer	-0-	$ -0-	776,538	275,000	$ 238,432	$ 429,517

Donald A. French
Treasurer, Secretary
and Chief Financial
Officer	-0-	$ -0-	559,309	190,000	$ 169,585	$ 298,567

Ronald M. Burton
Vice President
Operations	-0-	$ -0-	16,667	83,333	$ 24,333	$ 136,167

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about the Company’s common stock that may be issued upon the exercise of options granted under the Company’s existing equity compensation plans as of March 31, 2005, including the 1992 Stock Option Plan, which was adopted and approved by the Company’s shareholders effective February 22, 1992, the 2002 Equity Incentive Plan, which was adopted and approved by the Company’s shareholders effective April 3, 2002, the Outside Director’s Stock Option Plan, which was adopted and approved by the Company’s shareholders effective October 11, 1993, the Employee Stock Purchase Plan, which was adopted and approved by the Company’s shareholders effective March 13, 1990, and the Employee Stock Bonus Plan, which was not approved by the Company’s shareholders:
Plan Category	Number of Securities to be issued upon exercise of outstanding options and rights	Weighted-Average exercise price of outstanding options	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) )

Equity compensation plans
approved by security holders	3,490,048	$ 4.12	715,871

Equity compensation plans not
approved by security holders:
Employee Stock Bonus Plan	-		54,994

Total	3,490,048	$ 4.12	770,865

Employee Stock Bonus Plan

The Employee Stock Bonus Plan was adopted in the 1980’s by the Board of Directors. The Company’s shareholders were not required to approve the plan. The plan was adopted to provide awards of restricted stock to directors, consultants and employees of the Company. Originally, 500,000 shares were authorized for issuance under the plan, of which 54,994 shares remain unissued. This plan is proposed to be amended and restated to increase the number of shares available by an additional 500,000 shares, subject to shareholder approval at the 2005 Annual Meeting of Shareholders. See "Proposal to Amend the Stock Bonus Plan."

COMPENSATION AND BENEFITS COMMITTEE

REPORT ON EXECUTIVE COMPENSATION [2]

The Compensation and Benefits Committee of the Board of Directors is responsible for establishing Company policy regarding all elements of executive compensation, including administering the 2002 Equity Incentive Plan and Employee Stock Bonus Plan, and determining how many options or shares will be granted to executive officers and other employees of the Company as a group. The Compensation and Benefits Committee currently consists of Messrs. Drew, Roy and Vanlandingham.

Policy

The Company’s compensation program for its Chief Executive Officer, and all employees generally, is based on beliefs and principles designed to align compensation with business strategy, company values, and management initiatives. The program:

  Rewards the Chief Executive Officer for long-term strategic management and the enhancement of shareholder value by cash remuneration and by delivering appropriate ownership in the Company through the grant of options and restricted stock awards.
  Integrates compensation programs with both the Company’s annual and long-term strategic planning processes.
  Supports a performance-oriented environment that rewards performance with respect to Company goals and financial performance.
  Attracts and retains key executives critical to the long-term success of the Company.

The Company’s compensation package for employees generally, and executive officers, in particular, consists of both cash remuneration and equity based compensation. The Company maintains a variety of benefit programs which are designed to allow the Company to attract and retain talented individuals in a variety of disciplines.

All employees may participate in the following benefit plans upon the attainment of certain entrance requirements:

  UQM Technologies Employee Benefit Plan
  401(K) Retirement Plan of UQM Technologies, Inc.
  UQM Technologies, Inc. Employee Stock Purchase Plan

In addition, employees may be eligible for participation in the following benefit plans at the discretion of the Company’s Board of Directors:

  UQM Technologies, Inc. 2002 Equity Incentive Plan
  UQM Technologies, Inc. Employee Stock Bonus Plan

The Board of Directors believes that equity based compensation is critical to the Company’s ability to attract and retain qualified employees. The Company’s equity based compensation plans are designed to encourage and create ownership in the Company’s common stock, not only by executive officers, but by all employees generally. The Board believes that the equity based plans of the Company meet the objective of aligning key employees’ long-range interests with those of shareholders by providing key employees with the opportunity to build a meaningful stake in the Company. The principal Company plans used to facilitate this objective are the 2002 Equity Incentive Plan, the Employee Stock Bonus Plan and the Employee Stock Purchase Plan. Prior to March 31, 2005, employees were granted the right to acquire shares of the Company’s common stock under the 2002 Equity Incentive Plan at a fixed price over a term not to exceed ten years at the discretion of the Board of Directors. Beginning in the current fiscal year, the amount of options granted under the 2002 Equity Incentive Plan will be based on the level of company performance against company performance goals specified by the Board of Directors. Similarly, the Compensation Committee may grant common stock to employees under the Employee Stock Bonus Plan based on the level of company performance against company performance goals specified by the board of directors. To further the Company’s goal of encouraging equity ownership, all options that have been granted under the 2002 Equity Incentive Plan and common shares that have been issued under the Employee Stock Bonus Plan have provided that holders may not sell stock received through employee benefit programs if the sale of such stock exceeds 10% of the total trading volume of the stock on the date of sale by the option holder on any stock exchange and in the over-the-counter market. In addition, all options that have been granted under the 2002 Equity Incentive Plan have provided for incremental vesting over a period of three years and contain restrictions on trading by option holders to specified periods throughout the Company’s fiscal year.

[2] The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation contained in such filing.

Performance Evaluation of Chief Executive Officer

The Committee reviewed the performance of the Chief Executive Officer during the year and rated it as good. Under the Chief Executive Officer’s direction, the Company successfully completed a follow-on offering of the Company’s common stock and successfully recruited an experienced Vice President of Operations. The Compensation and Benefits Committee reviewed survey data of compensation for the Chief Executive Officers of a group of peer companies identified by the compensation and benefits committee. The committee elected to maintain Mr. Rankin’s salary at its current level pending the completion of its project to implement a compensation program in fiscal 2006 that more closely ties the total compensation of the Chief Executive Officer to specific performance goals and objectives established by the Board of Directors. The Committee did, however, recommend to the Board of Directors that Mr. Rankin be granted stock options to acquire 145,000 shares of the Company’s common stock, representing an increase of 45 percent over the number of options granted to Mr. Rankin in the previous year.

The Company has executed an employment agreement with Mr. Rankin the Company’s Chairman, President and Chief Executive Officer. The employment agreement provides for the payment of severance benefits to Mr. Rankin if he is terminated "without cause" (as such term is defined in the employment agreement) or upon retirement after age 62 1/2, or upon attaining 25 years of service with the Company (see also "Employment Agreements" below). The Compensation and Benefits Committee believes it advisable to provide compensation to the Chief Executive Officer upon termination of employment. The Compensation and Benefits Committee established the salary in Mr. Rankin’s employment agreement applying the criteria discussed above, and the employment agreement itself was not a factor in determining Mr. Rankin’s salary.

During fiscal 2005 the Compensation and Benefits Committee considered the grant of stock options on four occasions and recommended the grant of options to acquire 465,000 shares of common stock to employees of the Company, of which options to acquire 145,000 shares of common stock, or 31.2 percent, were granted to Mr. Rankin. All options granted during fiscal 2005 to Mr. Rankin are exercisable at an amount equal to the fair market value of the Company’s common stock on the date of grant.

The Compensation and Benefits Committee of the Board of Directors:

Ernest H. Drew

Stephen J. Roy

Donald W. Vanlandingham

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company’s Compensation and Benefits Committee currently consists of three outside directors, Messrs. Drew, Roy and Vanlandingham. During the fiscal year ended March 31, 2005, Messrs. Drew, Roy and Vanlandingham were not an officer or employee of the Company or its subsidiaries, were not a former officer or employee of the Company or its subsidiaries and did not have any relationship with the Company or its subsidiaries requiring disclosure.

EMPLOYMENT AGREEMENTS

The Company has entered into Employment Agreements with Messrs. Rankin and French pursuant to which each has agreed to serve in his present capacity for a term expiring December 31, 2007. Pursuant to the Employment Agreements, Messrs. Rankin and French receive an annual base salary of $259,000 and $188,000, respectively. Messrs. Rankin and French also receive the use of an automobile and may receive bonuses and stock options. Messrs. Rankin and French were granted options to acquire 145,000 and 100,000 shares of common stock, respectively, during fiscal 2005.

Messrs. Rankin and French’s Employment Agreements provide that if employment is terminated by the Company without cause during or after the term of the agreement or upon retirement after age 62 1/2, or upon attaining 25 years of service with the Company, the officer shall receive 24 months salary. If the officer terminates employment, he shall receive three months salary, unless the Company is in default, which shall be considered termination by the Company without cause. On termination by the Company following a hostile change of control of the Company, the officer shall receive twice the payment due on a termination by the Company in the absence of a change of control. If an officer dies during employment, his estate shall receive three months compensation. If the officer elects to retire at 62 1/2 years of age or upon attaining 25 years of service with the Company, the officer shall be entitled to continue to participate in the Company’s group health insurance plan (at the officer’s cost) until attaining age 65.

The employment agreements further provide that the Company shall maintain at its expense, life insurance coverage on Messrs. Rankin and French payable to their designees in an amount equal to three times the annual compensation payable to each executive.

Pursuant to the Employment Agreements, Messrs. Rankin and French have agreed to at no time disclose to others any confidential information relating to the business affairs of the Company for any purpose other than the conduct of the Company’s business and each has agreed to assign to the Company all right, title and interest in any inventions and patents developed in whole or in part by them, individually or with others, at any time during the term of the Employment Agreements which relate to the business of the Company.

The Employment Agreements further provide that Messrs. Rankin and French, for a period of one year after the term of their respective Employment Agreements, will not become affiliated with any person, firm or corporation whose business is similar to or in competition with the Company. Messrs. Rankin and French have agreed that for a period of one year after termination of their Employment Agreement, to not induce or attempt to induce any employee of the Company to leave the employ of the Company; nor will they induce or attempt to induce any customer, supplier or licensee to cease doing business with the Company.

BOARD OF DIRECTORS COMPENSATION

In fiscal 1994, the Board of Directors of the Company established the UQM Technologies, Inc. Stock Option Plan for Non-Employee Directors which is designed to encourage directors to participate in the ownership of the Company and therefore to more closely align their interests with those of the Company’s shareholders. The Plan was approved by the Company’s shareholders in February 1994. This plan was amended in 1999 and 2002. Pursuant to these amendments, Directors of the Company who are not officers may elect to receive an annual retainer of $15,000 in cash or the grant of options to acquire that number of shares of the Company’s common stock that is equivalent to $15,000 as determined by utilizing the Black-Scholes option pricing model on the date of grant or a combination of cash and options that together have a fair value of $15,000. Directors electing option grants in lieu of cash compensation may elect option exercise periods ranging from three years to ten years, and must elect to receive options at least six months prior to the anticipated grant date in accordance with the terms of the UQM Technologies, Inc. Stock Option Plan for Non-Employee Directors. Options granted under the plan vest immediately. Directors are also reimbursed for ordinary and necessary expenses of attending meetings. In addition, directors upon their initial election to the Board of Directors, are awarded 2,000 shares of the Company’s common stock at a purchase price of $0.01 per share. Directors who are full-time officers of the Company are not entitled to additional compensation for their service as directors.

The following table sets forth information concerning remuneration to directors of the Company during fiscal 2005:
Number of
Securities
	Underlying	Price		Shares of Common	Cash
Name of Director	Options Granted	Per Share	Expiration Date	Stock Awarded	Compensation

Ernest H. Drew	18,518	$ 2.30	August 11, 2007	-	-

Stephen J. Roy	-	-	-	-	$ 15,000

William G. Rankin (1)	-	-	-	-	-

Jerome H. Granrud	-	-	-	-	$ 15,000

Donald W. Vanlandingham	9,259	$ 2.30	August 11, 2007	-	$ 7,292

_____________

(1)    Officers of the Company serve on the Board without additional compensation.

PERFORMANCE GRAPH [3]

The following graph represents the yearly percentage change in the cumulative total return on the common stock of UQM Technologies, Inc., the group of companies comprising the S&P Electrical Equipment Index, and those companies comprising the S&P 500 Index for the five year period from 2000 through 2005:

[3] The stock price performance graph depicted is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation contained in such filing.

SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

The following table shows the ownership of the Company’s $0.01 par value common stock by (i) beneficial owners of 5 percent or more of the Company’s common stock, (ii) each director and nominee director, (iii) the Chief Executive Officer and each other executive officer whose annual salary and bonus exceeds $100,000 and (iv) all directors and executive officers as a group, as of June 8, 2005. Unless otherwise noted, each shareholder exercises sole voting and investment power with respect to the shares beneficially owned:
	Number of Common Shares
Name of Shareholder	Beneficially Owned	Percent of Class (1)

William G. Rankin	830,537	3.47%
Donald A. French	609,320	2.57%
Ronald M. Burton	16,667	-
Ernest H. Drew	299,602	1.29%
Stephen J. Roy	7,977	-
Jerome H. Granrud	2,234	-
Donald W. Vanlandingham	16,355	-
Director and Executive Officers as a Group (7 persons)	1,782,692	7.25%
  Calculated separately for each holder on the basis of the actual number of outstanding shares as of June 8, 2005. Assumes that shares issuable upon exercise of options and warrants held by such person (but not by anyone else) and exercisable within 60 days have been issued as of such date.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has entered into indemnification agreements with all members of the Board of Directors and with certain officers. Such agreements provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Colorado law and the Company's Bylaws.

PROPOSAL TO AMEND THE 2002 EQUITY INCENTIVE PLAN

On April 3, 2002, the board of directors adopted the UQM Technologies, Inc. 2002 Equity Incentive Plan (the "Stock Option Plan") and reserved 1,500,000 shares of common stock for grant thereunder. The Stock Option Plan was ratified by the Company’s shareholders at the annual meeting of shareholders held August 21, 2002.

On May 11, 2005 the board of directors approved an amended and restated plan that amended the plan to 1) provide for the vesting of any stock options granted after the date of the amendment held by employees on the date of their retirement from the company at age 65 or any earlier retirement age permitted by an employment agreement between the Company and an employee; and 2) increase the number of shares available for grant under the Stock Option Plan by 1,500,000 shares.

The purposes of the Stock Option Plan are to provide those who are selected for participation with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value, so that the interests of those participating in the Plan are more closely aligned with the interests of the Company’s stockholders. The Plan is also designed to provide a financial incentive that will help the Company attract, retain and motivate the most qualified employees and consultants. As described above in "Executive Compensation" the board of directors anticipates granting stock options to employees in future periods based upon the attainment of certain performance objectives established by the board of directors.

The following summary of the amended and restated Stock Option Plan is qualified by reference to the terms of the complete text of the amended and restated Stock Option Plan, which is incorporated by reference and attached as Appendix B.

Administration of the Plan. The Stock Option Plan is administered by the members of the Compensation and Benefits Committee of the Board. The Committee must be structured at all times so it satisfies the "non-employee director" requirement of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). To the extent practicable, the Company intends to satisfy the similar requirement of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to grants to employees whose compensation is or may become subject to Section 162(m) of the Code. The Committee has the sole discretion to determine the employees and consultants to whom options may be granted under the Stock Option Plan and the manner in which such options will vest. Options are granted by the Committee to employees and consultants in such numbers and at such times during the term of the Stock Option Plan as the Committee shall determine, except that the maximum number of shares subject to one or more options that can be granted during any calendar year to any employee or consultant is 500,000 shares of UQM Common Stock, except that the maximum number of shares that can be granted pursuant to incentive stock options if this amendment is approved by the shareholders is 3,000,000 shares of UQM Common Stock, and except that incentive stock options may be granted only to employees. In granting options the Committee will take into account such factors as it may deem relevant in order to accomplish the Stock Option Plan’s purposes, including one or more of the following: the extent to which performance goals have been met, the duties of the respective employees and consultants, and their present and potential contributions to the Company’s success.

The Stock Option Plan provides that the Committee may delegate authority to grant options to specified officers of UQM; provided no grants of options may be made by such specified officers to any employee or consultant who is covered by Section 16(b) of the Exchange Act. At this time, the Committee has not made such a delegation.

Shares Subject to the Plan. There are 1,500,000 shares reserved for the grant of options under the Stock Option Plan. If this amendment is approved by shareholders, the number of shares reserved for grant under the Stock Option Plan will be increased to 3,000,000 shares. On June 8, 2005, the closing price of a share of UQM Common Stock on the American Stock Exchange was $2.82. As of June 8, 2005 options to acquire 2.9 million shares of common stock have been granted under the Stock Option Plan and predecessor stock option plans at prices ranging from $2.16 to $8.75 per share.

Adjustment of Shares; Eligibility of Shares. The number of shares eligible for option grants under the Stock Option Plan, the number of shares subject to outstanding options, the number of shares that may be granted to any individual, the number of shares available for grant pursuant to incentive options, and the number of shares subject to a delegation of authority are subject to adjustment on account of stock splits, stock dividends, recapitalizations and other dilutive changes in UQM Common Stock. Shares of UQM Common Stock covered by unexercised options that expire, terminate or are canceled, together with shares of UQM Common Stock that are used to pay withholding taxes or the option exercise price, will again be available for option under the Stock Option Plan.

Participation. The Stock Option Plan provides that options may be granted to those key employees and consultants who are selected by the Committee in its sole discretion. The Company currently considers certain of its employees and consultants to be eligible for the grant of options under the Stock Option Plan. As of June 8, 2005, there were approximately 39 eligible individuals. The Stock Option Plan is a discretionary plan and, accordingly, it is not possible at present to determine the number of shares that may be subject to options granted to any individual during the term of the Stock Option Plan.

Exercise of Options. The Committee determines the exercise price for each option; however, an option must have an exercise price that is at least equal to the fair market value of the UQM Common Stock on the date the option is granted (at least equal to 110% of the fair market value in the case of an incentive option granted to an employee who owns UQM Common Stock having more than 10% of the voting power). An option holder may exercise an option by written notice and payment of the exercise price; (1) in cash or certified funds; (2) if not an executive officer of the Company, with a promissory note; (3) by the surrender of a number of shares of UQM Common Stock already owned by the option holder for at least six months and having a fair market value equal to the exercise price; or (4) through a broker’s transaction by directing the broker to sell all or a portion of the UQM Common Stock to pay the exercise price or make a loan to the option holder to permit the option holder to pay the exercise price. Option holders who are subject to the withholding of federal and state income tax as a result of exercising an option may be provided with an election to satisfy the minimum required income tax withholding obligation through the withholding of a portion of the UQM Common Stock to be received upon exercise of the option.

Option Term. The Committee determines the term of each option, which may be no longer than ten years (five years in the case of an incentive option granted to an employee who owns UQM Common Stock having more than 10% of the voting power).

Unless the Committee provides otherwise, the following provisions apply in the event of an employee option holder’s termination of employment. If the option holder’s employment is terminated for cause, as determined by the Company, the option terminates immediately. If the option holder becomes disabled, the option may be exercised for one year after the option holder’s employment terminates on account of disability. If the option holder dies during employment or in the one-year period referred to in the preceding sentence, or in the three-month (incentive options) or twelve-month (non-qualified options) period following termination of employment other than on account of cause or disability, the option may be exercised for one year after the option holder’s death. If the option holder’s employment terminates for any reason other than cause, disability, or death, an incentive option may be exercised for three months after termination of employment, and a nonqualified option may be exercised for twelve months after termination of employment. In all cases, the option can be exercised only to the extent that it is vested at the time of termination of employment and only during the term of the option. However, if the shareholders approve the amendment of the plan, the option will be fully vested upon retirement.

The following provisions shall apply in the event of a consultant option holder’s termination of services. If the option holder’s services are terminated other than on account of cause or the option holder’s death, the option may be exercised during the remainder of the option term. If the option holder’s services are terminated for cause as determined by the Company, the option terminates immediately; however, if the agreement between the Company and the consultant provides for termination of the agreement for cause, cause will have the meaning set forth in the agreement. If the option holder dies during the option period, the option may be exercised for fifteen months after the option holder’s death. In all cases, the option can be exercised only to the extent that it is vested at the time of termination and only during the term of the option.

Change in Control. All options become fully exercisable upon a "change in control" of the Company, unless the Committee has provided otherwise when the option is granted. A "change in control" occurs if (1) the Company is merged or consolidated with another company unless the Company is the surviving or continuing company and there is not change in the Company’s common stock, (2) substantially all of the Company’s business or assets are sold or transferred (unless the Company continues as the holding company of the entity or entities that continue the Company’s business) or a sale of more than 50% of the Company’s outstanding voting stock, (3) there is a dissolution or liquidation of the Company, (4) at any time during a period of two consecutive years, persons who constituted the Board at the beginning of the period (including any new directors whose election by the Board or whose nomination was approved by a vote of more than two-thirds of the directors who were directors at the beginning of the period or whose election or nomination was previously so approved) cease for any reason to be a majority of the board, or (5) there is any other transaction that the Board determines to be a change in control.

Nontransferability. Generally, nonqualified options granted under the Plan are not transferable other than by will or by the laws of descent and distribution. However, the Committee may provide that a nonqualified option may be transferred to immediate family members, a family trust, or a family partnership. Incentive options may not be transferred under any circumstances other than by will or by the laws of descent and distribution.

Amendment and Termination. The UQM Board may amend the Stock Option Plan in any respect at any time provided stockholder approval is obtained when necessary or desirable, but no amendment may impair any option, or other award previously granted or deprive an option holder, without his or her consent, of any UQM Common Stock previously acquired. The Stock Option Plan will terminate on April 2, 2012, unless sooner terminated by the Board.

Federal Income Tax Consequences of Issuance and Exercise of Options Under the Plan. When a non-qualified stock option is granted, there are no income tax consequences for the option holder or the Company. When a non-qualified stock option is exercised, in general, the option holder recognizes compensation equal to the excess of the fair market value of the UQM Common Stock on the date of exercise over the exercise price. If, however, the sale of the UQM Common Stock at a profit would subject the option holder to liability under Section 16(b) of the Exchange Act, the option holder will recognize compensation income equal to the excess of (1) the fair market value of the UQM Common Stock on the earlier of the date that is six months after the date of exercise or the date the option holder can sell the UQM Common Stock without Section 16(b) liability over (2) the exercise price. The option holder can make an election under Section 83(b) of the Code to measure the compensation as of the date the non-qualified option is exercised. The compensation recognized by an employee is subject to income tax withholding. The Company is entitled to a deduction equal to the compensation recognized by the option holder for the Company’s taxable year that ends with or within the taxable year in which the option holder recognized the compensation, assuming that the compensation amounts satisfy the ordinary and necessary and reasonable compensation requirements for deductibility and that the deduction is not limited by Section 162(m) of the Code.

When an incentive option is granted, there are no income tax consequences for the option holder or the Company. When an incentive option is exercised, the option holder does not recognize income and the Company does not receive a deduction. The option holder, however, must treat the excess of the fair market value of the UQM Common Stock on the date of exercise over the exercise price as an item of adjustment for purposes of the alternative minimum tax. If the option holder makes a "disqualifying disposition" of the UQM Common Stock (described below) in the same taxable year the incentive option was exercised, there are no alternative minimum tax consequences from exercise of the incentive option.

If the option holder disposes of the UQM Common Stock after the option holder has held the UQM Common Stock for at least two years after the incentive option was granted and at least one year after the incentive option was exercised, the amount the option holder receives upon the disposition over the exercise price is treated as capital gain for the option holder. The Company is not entitled to a deduction. If the option holder makes a "disqualifying disposition" of the UQM Common Stock by disposing of the UQM Common Stock before it has been held for at least two years after the date the incentive stock was granted and at least one year after the date the incentive option was exercised, the option holder recognizes compensation income equal to the excess of (1) the fair market value of the UQM Common Stock on the date the incentive option was exercised or, if less, the amount received on the disposition over (2) the exercise price. Under current law, the Company is not required to withhold income or other taxes. The Company is entitled to a deduction equal to the compensation recognized by the option holder for the Company’s taxable year that ends with or within the taxable year in which the option holder recognized the compensation, assuming that the compensation amounts satisfy the ordinary and necessary and reasonable compensation requirements for deductibility and that the deduction is not limited by Section 162(m) of the Code.

The Stock Option Plan provides that option holders are responsible for making appropriate arrangements with the Company to provide for any additional withholding amounts. Furthermore, the Company is not obligated to deliver shares of UQM Common Stock upon the exercise of any options or other awards under the Plan until all applicable federal, state and local income and other tax withholding requirements have been satisfied.

Under Section 162(m) of the Code, the Company may be limited as to federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to the Company’s Chief Executive Officer or any one of the four highest paid executive officers who were employed by the Company on the last day of the taxable year. However, certain "performance-based compensation," the material terms of which are disclosed to and approved by the Company’s stockholders, is not subject to this limitation on deductibility. The Company has structured the Plan with the intention that compensation resulting from options granted under the plan would be deductible without regard to the limitations otherwise imposed by Section 162(m) of the Code.

Shareholder Approval. To approve the amendment of the 2002 Equity Incentive Plan, the votes cast in favor of the amendment must exceed the votes cast opposing the amendment. The Board believes the proposed amendments to the 2002 Equity Incentive Plan are in the best interests of the Company and its shareholders and is important in order to help assure the ability of the Company to continue to recruit and retain highly qualified employees and consultants.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ADOPTION OF PROPOSAL 2.

PROPOSAL TO AMEND THE STOCK BONUS PLAN

The Board of Directors approved a Stock Bonus Plan (the "Restricted Stock Plan") in the early 1980’s and approved the grant of 500,000 shares of common stock thereunder. The Restricted Stock Plan was not ratified by the Company’s shareholders. As of June 8, 2005 there were 54,994 shares of common stock available for grant under the Restricted Stock Plan. On May 11, 2005 the Board of Directors approved an amendment to the Restricted Stock Plan to modify certain provisions and increase the number of shares available for grant by 500,000 shares, subject to shareholder approval.

The following summary of the amended and restated Restricted Stock Plan is qualified by reference to the terms of the complete text of the amended and restated Restricted Stock Plan, which is incorporated by reference and attached as Appendix C.

The purpose of the plan is to permit the grant of shares of common stock to employees, key consultants to the Company, and directors who are not employees ("non-employee directors") as additional compensation for services rendered. Shares granted under the Restricted Stock Plan, unlike stock options granted under the Stock Option Plan, have a measurable market value on the date of grant. Recent changes in the accounting treatment of stock options provide that after April 1, 2006 the Company must expense the fair value of options granted and earned under the Stock Option Plan based on a theoretical valuation model applied on the date of grant. In certain circumstances, this accounting treatment may require the Company to record compensation expense in its financial statements for which the individuals granted stock options may not derive comparable economic value. Accordingly, the Board of Directors (the "Board") anticipates modifying the Company’s equity based compensation program to include the grant of both stock options and restricted stock and to tie the grant of equity based compensation, generally, to the attainment of performance objectives established by the Board. The Board further believes that grants of restricted stock may be preferable in achieving certain the Company’s equity based compensation objectives in light of the new accounting rules for stock options. As a result, the Board has determined that it is in the best interests of the Company to increase the number of shares of common stock available for grant under the Restricted Stock Plan.

The Restricted Stock Plan is administered, as to grants to employees and key consultants by the Compensation and Benefits Committee of the Board (the "Committee") and as to grants to non-employee directors by the Board. The Restricted Stock Plan may be terminated at any time by resolution of the Board. The Committee must be structured at all times so it satisfies the "non-employee director" requirement of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee has the sole discretion to determine the employees and consultants to whom common stock may be granted under the Restricted Stock Plan and the manner in which such shares will vest. The Board has the sole discretion to determine the non-employee directors to whom common stock may be granted and the manner in which it will vest. Common shares are granted by the Committee to employees and consultants, and by the Board to non-employee directors, in such numbers and at such times during the term of the Restricted Stock Plan as the Committee and the Board, respectively, shall determine. In making grants, the Committee and the Board will take into account such factors as it may deem relevant in order to accomplish the Restricted Stock Plan’s purposes, including one or more of the following: the extent to which performance goals have been met; the duties of the respective employees and consultants; and their present and potential contributions to the Company’s success.

The Restricted Stock Plan provides that the Committee may delegate authority to specified officers of UQM to grant shares to employees and consultants of UQM provided no grants of shares may be made by such specified officers to any employee or consultant who is covered by Section 16(b) of the Exchange Act. At this time, the Committee has not made such a delegation.

Shares Subject to the Plan. As of June 8, 2005, 54,994 shares remained available for grant under the Restricted Stock Plan. If this amendment is approved by shareholders the number of shares reserved and available for grant under the Restricted Stock Plan will be increased to 554,994 shares. On June 8, 2005, the closing price of a share of UQM Common Stock on the American Stock Exchange was $2.82.

The number of shares eligible for grant under the Restricted Stock Plan, the number of shares that may be granted to any individual, and the number of shares subject to a delegation of authority are subject to adjustment on account of stock splits, stock dividends, recapitalizations and other dilutive changes in UQM Common Stock. Shares of UQM Common Stock that terminate or are canceled, are reacquired in accordance with plan provisions, together with shares of UQM Common Stock that are used to pay withholding taxes, will again be available for option under the Stock Option Plan.

Participation. The Restricted Stock Plan provides that common shares may be granted to those key employees and consultants who are selected by the Committee in its sole discretion and to non-employee directors who are selected by the Board in its sole discretion. The Company currently considers certain of its employees and consultants to be eligible, and all of its non-employee directors to be eligible, for the grant of common shares under the Restricted Stock Plan. As of June 8, 2005, there were approximately 39 eligible individuals. The Restricted Stock Plan is a discretionary plan and, accordingly, it is not possible at present to determine the number of shares that may be granted to any individual during the term of the Restricted Stock Plan. There is no minimum or maximum number of shares that may be issued to any eligible participant.

Restrictions; Vesting. The Committee and the Board, respectively, determine the restrictions applicable to each grant of common stock under the Restricted Stock Plan. The restrictions may include the performance of services for a specified continuous period of time or the attainment of specified performance goals and objectives as determined by the Committee or the Board, respectively. The restrictions may vary among awards and grantees.

Change in Control. All restrictions with respect to stock granted under the Plan lapse upon a "change in control" of the Company, unless the Committee has provided otherwise when the restricted stock is granted. A "change in control" occurs if (1) the Company is merged or consolidated with another company unless the Company is the surviving or continuing company and there is not change in the Company’s common stock, (2) substantially all of the Company’s business or assets are sold or transferred (unless the Company continues as the holding company of the entity or entities that continue the Company’s business) or a sale of more than 50% of the Company’s outstanding voting stock, (3) there is a dissolution or liquidation of the Company, (4) at any time during a period of two consecutive years, persons who constituted the Board at the beginning of the period (including any new directors whose election by the Board or whose nomination was approved by a vote of more than two-thirds of the directors who were directors at the beginning of the period or whose election or nomination was previously so approved) cease for any reason to be a majority of the board, or (5) there is any other transaction that the Board determines to be a change in control.

Termination of Services. If a grantee dies or becomes disabled, common stock that is subject to restrictions will become fully vested as to a pro rata portion of each grant based on the ratio of the number of months of employment or service completed at termination of service from the date of the grant to the total number of months of service required for each grant to become fully vested. The remaining portion of the restricted stock will be forfeited. If the grantee terminates service after attaining age 65 (or if any employee terminates service under the retirement provisions of his employment agreement), the unvested shares will become fully vested. If a grantee terminates services for any other reason, all unvested shares will be forfeited.

Federal Income Tax Consequences. In general, the grant of common stock that is subject to restrictions on transfer and is subject to a substantial risk of forfeiture does not have tax consequences for the grantee. The grantee will have ordinary compensation income in the taxable year in which the restrictions lapse and the common stock vests. The compensation is generally equal to the fair market value of the common stock when it vests, unless the grantee has made the Section 83(b) election described below. If the common stock is vested on the date of grant, then the recipient has ordinary compensation income equal to the fair market value of the common stock on the date of grant. The grantee’s basis, for purposes of determining gain or loss, on a later taxable disposition of the common stock is generally equal to the compensation recognized when the common stock vests, or, if the common stock is vested upon grant, when the common stock is granted. In general, the gain or loss will be short-term or long-term capital gain or loss depending on how long the grantee holds the shares after they vest. The Company is entitled to a deduction equal to the compensation recognized by the grantee for the Company’s taxable year that ends with or within the taxable year in which the grantee recognized the compensation, assuming that the compensation amounts satisfy the ordinary and necessary and reasonable compensation requirements for deductibility and that the deduction is not limited by Section 162(m) of the Code.

The grantee of common stock that is subject to restrictions can make an election under Section 83(b) of the Code to recognize ordinary compensation income at the time the common stock is granted in an amount equal to the fair market value of the common stock at the date of grant, without taking into account any restrictions. The grantee’s basis for purposes of determining gain or loss on a later taxable disposition of the common stock is equal to the compensation recognized. Generally, the gain or loss will be short-term or long-term capital gain or loss depending on how long the grantee holds the shares after they are granted.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ADOPTION OF PROPOSAL 3.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected Grant Thornton LLP, a registered public accounting firm, as the Company's independent auditors for the fiscal year ending March 31, 2006, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the annual meeting. Grant Thornton LLP was engaged as the Company's auditors in September 2004. THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP, DENVER, COLORADO.  Representatives of Grant Thornton LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. KPMG LLP, a registered public accounting firm, audited our accounts and the accounts of our subsidiaries through September 16, 2004, the date of their dismissal. KPMG LLP had been our auditor since 1984.

Neither the Company's Bylaws nor other governing documents or law require stockholder ratification of the selection of Grant Thornton LLP as the Company's independent auditors. However, the Audit Committee of the Board is submitting the selection of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

To be adopted, the proposal must be approved by the affirmative vote of a greater number of votes cast for the proposal than are cast against the proposal. If a ballot is called for, proxies in the accompanying form appointing the persons whose names are printed therein to act will (unless the proxy form has been marked against or authority to vote is withheld) be voted in favor of the proposal.

Independent Auditor's Fees

The following table represents aggregate fees billed to the Company for fiscal years ended March 31, 2005 and 2004, by Grant Thornton LLP and KPMG LLP, the Company's principal accountants.

	Grant Thornton LLP		KPMG LLP		Total
	2004	2005	2004	2005	2004	2005
Audit Fees(1)	$-	$85,127	$89,500	$7,500	$89,500	$92,627
Audit Related Fees(2)	$-	$-	$8,200	$18,830	$8,200	$18,830
Tax Fees	$-	$-	$-	$-	$-	$-
All Other Fees	$-	$-	$-	$-	$-	$-

	$-	$85,127	$97,700	$26,330	$97,700	$111,457

(1) Audit Fees consist of fees for professional services rendered for the audit of our annual consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports on Form 10-Q. In 2005, audit fees also include fees for professional services rendered for the audits of: (i) management's assessment of the effectiveness of internal control over financial reporting; and (ii) the effectiveness of internal control over financial reporting.

(2) Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported in "Audit Fees." In 2005 and 2004, this category included fees relating to registration statement filings.

All fees described above incurred in connection with services performed by Grant Thornton LLP and KPMG LLP beginning with the annual audit for March 31, 2004 were approved by the Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by our independent auditor, Grant Thornton LLP or KPMG LLP (subject to de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to completion of the audit). The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee of the Board of Directors has determined that the rendering of the services other than audit services by Grant Thornton LLP or KPMG LLP is compatible with maintaining the principal accountant's independence.

Disagreements with Auditors

In connection with the Company's audits for the fiscal years ended March 31, 2004 and 2005, and in the subsequent period before KPMG LLP’s resignation, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that would have caused KPMG LLP to report the disagreement if it had not been resolved to the satisfaction of KPMG LLP. KPMG LLP's reports on the financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of an opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. KPMG LLP’s letter to the Securities and Exchange Commission stating its agreement with the statements in this paragraph is filed as an exhibit to the Company's Current Report on Form 8-K dated September 21, 2004.

PROPOSALS BY SHAREHOLDERS

To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by February 10, 2006 to UQM Technologies, Inc., Attn: Corporate Secretary, 7501 Miller Drive, P.O. Box. 439, Frederick, CO 80530. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals and the provisions of our Bylaws.

Our Bylaws provide that any proposals by shareholders for the next Annual Meeting will not be acted on at the meeting unless they are received at our principal executive offices not less than 60 days nor more than 90 days before the meeting. Our Bylaws also provide that nominations to the Board of Directors for the 2006 Annual Meeting may not be made by shareholders unless written notice is received by the secretary of the Company before March 12, 2006. You should review our bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations.

If we are not notified of intent to present a proposal at our 2006 annual meeting by April 26, 2006, we will have the right to exercise discretionary voting authority with respect to any proposal, if presented at the meeting, without including information regarding such proposal in our proxy materials.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors is not aware of any other matters to be presented for action at the meeting, nor has it been advised that others will present any other matters. If any other matters do properly come before the meeting, the proxy holders intend to vote the proxies held by them in accordance with their best judgment on such matters.

ANNUAL REPORT

Upon the receipt of a written request from any shareholder, the Company will mail, at no charge to the shareholder, a copy of the Company’s fiscal 2005 Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Exchange Act. Written requests for such Report should be directed to:

Secretary

UQM Technologies, Inc.

7501 Miller Drive

P.O. Box 439

Frederick, Colorado 80530

Phone (303) 278-2002

The Company’s Annual Report on Form 10-K is also available on the Company’s web site at www.uqm.com or at the web site that the Securities and Exchange Commission maintains at www.sec.gov.

APPROVAL OF DIRECTORS

The Board of Directors of the Company has approved the contents of this proxy statement and its mailing to the shareholders.

                                                                                                                                                                                                /s/ Donald A. French

                                                                                                                                                                                                Donald A. French, Secretary

Attachments:

A - Board Policies regarding Nominations

B – Amended and Restated 2002 Equity Incentive Plan

C – Amended and Restated Stock Bonus Plan

Appendix A - Board Policies regarding Nominations

Whereas, the Board has not established a nominating committee because it believes that it is appropriate for all members of the Board of Directors to consider whether the size and composition of the Board is appropriate in the context of the Company's business operations and to suggest changes when deemed appropriate, and because four of the five members of the Board are independent under applicable AMEX listing standards.

Resolved, that nominations to the Board of Directors of the Company shall in each case be recommended by a majority of the independent directors of the Company and approved by the full Board of Directors;

Further Resolved, that in the nominating process, the independent directors, and the Board, shall consider a diversity of factors such as age, general business experience, leadership and understanding and achievement in technology, manufacturing, marketing or finance, although the Board has not established any specific minimum criteria or qualifications that a nominee must possess;

Further Resolved, that the Board will consider candidates proposed by shareholders using the same evaluation criteria as for other candidates, which shareholder proposals should be submitted to the Company’s Corporate Secretary at least 120 days before the date of the Company’s proxy statement released to shareholders in connection with the previous year’s annual meeting.

Appendix B - Amended and Restated 2002 Equity Incentive Plan

UQM TECHNOLOGIES, INC.

2002 EQUITY INCENTIVE PLAN

(originally effective April 3, 2002)

(amended and restated,

effective January 1, 2005 and July 28, 2005)

Table of Contents

ARTICLE I INTRODUCTION

1.1 Establishment

1.2 Purposes

1.3 Effective Date; Amendment

ARTICLE II DEFINITIONS

2.1 Definitions

2.2 Gender and Number

ARTICLE III PLAN ADMINISTRATION

3.1 General

3.2 Delegation by Committee

ARTICLE IV STOCK SUBJECT TO THE PLAN

4.1 Number of Shares

4.2 Limit on Option Grants

4.3 Other Shares of Stock

4.4 Adjustments for Stock Split, Stock Dividend, Etc.

4.5 Other Distributions and Changes in the Stock

4.6 General Adjustment Rules

4.7 Determination by the Committee, Etc.

ARTICLE V CORPORATE REORGANIZATION; CHANGE IN CONTROL

5.1 Vesting and Termination of Options

5.2 Assumption or Substitution of Options

5.3 Corporate Transaction

ARTICLE VI PARTICIPATION

ARTICLE VII OPTIONS

7.1 Grant of Options

7.2 Stock Option Agreements

7.3 Restrictions on Incentive Options

7.4 Transferability

7.5 Shareholder Privileges

ARTICLE VIII RIGHTS OF PARTICIPANTS

8.1 Service

8.2 No Plan Funding

ARTICLE IX GENERAL RESTRICTIONS

9.1 Investment Representations

9.2 Compliance with Securities Laws

9.3 Changes in Accounting Rules

9.4 Tax Laws.

ARTICLE X OTHER EMPLOYEE BENEFITS

ARTICLE XI PLAN AMENDMENT, MODIFICATION AND TERMINATION

ARTICLE XII WITHHOLDING

12.1 Withholding Requirement

12.2 Withholding With Stock

ARTICLE XIII REQUIREMENTS OF LAW

13.1 Requirements of Law

13.2 Federal Securities Law Requirements

13.3 Governing Law

ARTICLE XIV DURATION OF THE PLAN

UQM TECHNOLOGIES, INC.

2002 EQUITY INCENTIVE PLAN

ARTICLE I
INTRODUCTION

Establishment. UQM Technologies, Inc., a Colorado corporation, effective April 3, 2002, established the UQM Technologies, Inc. 2002 Equity Incentive Plan (the "Plan") for certain employees of the Company (as defined in subsection 0) and certain consultants to the Company. The Plan permits the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and non-qualified stock options to certain key employees of the Company and to certain consultants to the Company.

Purposes. The purposes of the Plan are to provide those who are selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in shareholder value, so that the income of those participating in the Plan is more closely aligned with the income of the Company’s shareholders. The Plan is also designed to provide a financial incentive that will help the Company attract, retain and motivate the most qualified employees and consultants.

Effective Date; Amendment. The initial effective date of the Plan was April 3, 2002. No Option was granted to any individual who is or who may be covered by Section 162(m) of the Internal Revenue Code of 1986, as amended, until the Plan was approved by the Company’s shareholders on August 21, 2002. The Plan and any amendments to the Plan shall be approved the Company’s shareholders to the extent and in the manner such approval is required by applicable law or the rules of the exchange or other market on which the Company’s stock is traded. The Plan is further amended and restated to increase the number of shares by 1,500,000, to provide for full vesting of options upon retirement (as defined below), to provide that the exercise price for all options shall be no less than the fair market value of the Company’s stock on the date the option is granted, and to provide that options shall be granted and administered in accordance with the requirements of Section 409A of the Internal Revenue Code. The amendments shall be effective upon approval by the shareholders of the Company at the meeting on July 28, 2005; provided however that the amendments relating to Section 409A of the Internal Revenue Code shall become effective as of January 1, 2005.

ARTICLE II
DEFINITIONS

Definitions. The following terms shall have the meanings set forth below:

"Affiliated Corporation" means any corporation or other entity that is affiliated with UQM through stock ownership or otherwise and is designated as an "Affiliated Corporation" by the Board, provided, however, that for purposes of Incentive Options granted pursuant to the Plan, an "Affiliated Corporation" means any parent or subsidiary of the Company as defined in Section 424 of the Code.

"Board" means the Board of Directors of UQM.

"Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

"Committee" means a committee consisting of members of the Board who are empowered hereunder to take actions in the administration of the Plan. If applicable, the Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Exchange Act. Except as provided in Section 0, the Committee shall select Participants from Eligible Employees and Eligible Consultants of the Company and shall determine the Options to be granted pursuant to the Plan and the terms and conditions thereof.

"Company" means UQM Technologies, Inc. and the Affiliated Corporations.

"Disabled" or "Disability" shall have the meaning given to such terms in Section 22(e)(3) of the Code.

"Effective Date" means the original effective date of the Plan, April 3, 2002.

"Eligible Consultants" means those consultants to the Company who are determined, by the Committee, to be individuals whose services are important to the Company and who are eligible to receive Non-Qualified Options under the Plan.

"Eligible Employees" means those employees (including, without limitation, officers and directors who are also employees) of the Company or any subsidiary or division thereof, upon whose judgment, initiative and efforts the Company is, or will become, largely dependent for the successful conduct of its business. For purposes of the Plan, an employee is any individual who provides services to the Company or any subsidiary or division thereof as a common law employee and whose remuneration is subject to the withholding of federal income tax pursuant to section 3401 of the Code. Employee shall not include any individual (A) who provides services to the Company or any subsidiary or division thereof under an agreement, contract, or any other arrangement pursuant to which the individual is initially classified as an independent contractor or (B) whose remuneration for services has not been treated initially as subject to the withholding of federal income tax pursuant to section 3401 of the Code even if the individual is subsequently reclassified as a common law employee as a result of a final decree of a court of competent jurisdiction or the settlement of an administrative or judicial proceeding. Leased employees shall not be treated as employees under this Plan.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

"Fair Market Value" means, as of a given date, (i) the closing price of a Share on the principal stock exchange on which Shares are then trading, if any (or as reported on any composite index that includes such principal exchange) on such date, or if Shares were not traded on such date, then on the next preceding date on which a trade occurred; or (ii) if the Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Stock on such date as reported by Nasdaq or such successor quotation system; or (iii) if the Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a Share shall be determined by the Committee acting in good faith. If, upon exercise of an Option, the exercise price is paid by a broker’s transaction as provided in subsection 0, Fair Market Value, for purposes of the exercise, shall be the price at which the Stock is sold by the broker.

"Incentive Option" means an Option designated as such and granted in accordance with Section 422 of the Code.

"Non-Qualified Option" means any Option other than an Incentive Option.

"Option" means a right to purchase Stock at a stated or formula price for a specified period of time. Options granted under the Plan shall be either Incentive Options or Non-Qualified Options.

"Option Agreement" shall have the meaning given to such term in Section 0 hereof.

"Option Holder" means a Participant who has been granted one or more Options under the Plan.

"Option Period" means the period of time, determined by the Committee, during which an Option may be exercised by the Option Holder.

"Option Price" means the price at which each share of Stock subject to an Option may be purchased, determined in accordance with subsection 0.

"Participant" means an Eligible Employee or Eligible Consultant designated by the Committee from time to time during the term of the Plan to receive one or more Options under the Plan.

"Retirement" means termination of services on or after the Participant’s 65th birthday or pursuant to an early retirement provision in an employment agreement between the Company and the Participant.

"Securities Act" means the Securities Act of 1933, as it may be amended from time to time.

"Share" means one whole share of Stock.

"Stock" means the $0.01 par value common stock of UQM Technologies, Inc.

"UQM" means UQM Technologies, Inc., a Colorado corporation, and any successor thereto.

Gender and Number. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

ARTICLE III
PLAN ADMINISTRATION

General. The Plan shall be administered by the Committee. In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select the Participants from among the Eligible Employees and Eligible Consultants, determine the Options to be granted pursuant to the Plan, fix the Option Price, Option Period and manner in which an Option becomes exercisable, as the Committee may deem necessary or desirable and consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Participants that shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Options granted pursuant to the Plan, which provisions need not be identical except as may be provided herein; provided, however, that Eligible Consultants shall not be eligible to receive Incentive Options. The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith. The determinations, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

Delegation by Committee. The Committee may, from time to time, delegate, to a specified officer or officers of the Company, the power and authority to grant Options under the Plan to specified groups of Eligible Employees and Eligible Consultants, subject to such restrictions and conditions as the Committee, in its sole discretion, may impose. The delegation shall be as broad or as narrow as the Committee shall determine. To the extent that the Committee has delegated the authority to determine certain terms and conditions of an Option, all references in the Plan to the Committee’s exercise of authority in determining such terms and conditions shall be construed to include the officer or officers to whom the Committee has delegated the power and authority to make such determination. The power and authority to grant Options to any Eligible Employee or Eligible Consultant who is covered by Section 16(b) of the Exchange Act or who is, or is expected to be, covered by Section 162(m) of the Code shall not be delegated by the Committee.

ARTICLE IV
STOCK SUBJECT TO THE PLAN

Number of Shares. The maximum aggregate number of Shares that may be issued under the Plan pursuant to Options is 3,000,000 Shares. The maximum number of Shares that may be issued under Incentive Options is 3,000,000 Shares. The Shares may be either authorized and unissued Shares or previously issued Shares acquired by the Company. Such maximum numbers may be increased from time to time by approval of the Board and by the stockholders of the Company if, in the opinion of counsel for the Company, stockholder approval is required. The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

Limit on Option Grants. The maximum number of Shares with respect to which a Participant may receive Options under the Plan in any calendar year is 500,000 Shares. The maximum number may be increased from time to time by approval of the Board and by the stockholders of the Company. No Options may be granted with respect to any increased number of Shares until such increase has been approved by the stockholders. Stockholder approval shall not be required for increases solely pursuant to Section 0 below.

Other Shares of Stock. Any Shares that are subject to an Option that expires or for any reason is terminated unexercised, and any Shares withheld for the payment of taxes or received by the Company as payment of the exercise price of an Option shall automatically become available for use under the Plan, provided, however, that no more than 3,000,000 Shares may be issued under Incentive Options.

Adjustments for Stock Split, Stock Dividend, Etc. If the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the Shares as to which Options may be granted under the Plan, (ii) the Shares then included in each outstanding Option granted hereunder, (iii) the maximum number of Shares available for grant to any one person in a calendar year pursuant to Section 0, (iv) the maximum number of Shares available for grant pursuant to Incentive Options, and (v) the number of Shares subject to a delegation of authority under Section 0 of this Plan.

Other Distributions and Changes in the Stock. If

The Company shall at any time distribute with respect to the Stock assets or securities of persons other than the Company (excluding cash or distributions referred to in Section 0), or

The Company shall at any time grant to the holders of its Stock rights to subscribe pro rata for additional shares thereof or for any other securities of the Company, or

There shall be any other change (except as described in Section 0) in the number or kind of outstanding Shares or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Committee shall in its discretion determine that the event described in subsection 0, 0, or 0) above equitably requires an adjustment in the number or kind of Shares subject to an Option, an adjustment in the Option Price or the taking of any other action by the Committee, including without limitation, the setting aside of any property for delivery to the Participant upon the exercise of an Option or the full vesting of an Option, then such adjustments shall be made, or other action shall be taken, by the Committee and shall be effective for all purposes of the Plan and for each outstanding Option that involves the particular type of stock for which a change was effected.

General Adjustment Rules. No adjustment or substitution provided for in this 0 shall require the Company to sell a fractional Share under any Option, or otherwise issue a fractional Share, and the total substitution or adjustment with respect to each Option shall be limited by deleting any fractional Share. In the case of any such substitution or adjustment, the aggregate Option Price for the total number of Shares then subject to an Option shall remain unchanged but the Option Price per Share under each such Option shall be equitably adjusted by the Committee to reflect the greater or lesser number of Shares or other securities into which the Stock subject to the Option may have been changed and all such adjustments shall be completed pursuant to the rules of Code section 424 and the regulations promulgated thereunder. Notwithstanding the provisions of this 0, if any Award is covered by Code section 409A, any and all adjustments shall be made in a manner that is consistent with Code section 409A.

Determination by the Committee, Etc. Adjustments under this 0 shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.

ARTICLE V
CORPORATE REORGANIZATION; CHANGE IN CONTROL

Vesting and Termination of Options. Unless the Committee provides otherwise at the time an Option is granted, upon the occurrence of a Corporate Transaction (as defined in Section 0), all Options shall become fully exercisable regardless of whether all conditions of exercise relating to length of service, attainment of financial performance goals or otherwise have been satisfied. The Committee may also provide for the assumption or substitution of any or all Awards as described in Section 0 and make any other provision for outstanding Awards as the Committee deems appropriate. The Committee may provide that any Options that are outstanding at the time the Corporate Transaction is closed shall expire at the time of the closing. The Committee need not take the same action with respect to all outstanding Options.

Assumption or Substitution of Options. The Company, or the successor or purchaser, as the case may be, may make adequate provision for the assumption of the outstanding Options or the substitution of new options for the outstanding Options on terms comparable to the outstanding Options.

Corporate Transaction. A Corporate Transaction shall include the following:

Merger; Reorganization: the merger or consolidation of the Company with or into another corporation or other reorganization (other than a reorganization under the United States Bankruptcy Code) of the Company (other than a consolidation, merger, or reorganization in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Stock); or

Sale: the sale or conveyance of the property of the Company as an entirety or substantially as an entirety (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company) or the sale of more than 50% of the outstanding voting stock of the Company;

Liquidation: the dissolution or liquidation of the Company;

Change in Control: A "Change in Control" shall be deemed to have occurred if at any time during any period of two consecutive years (including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or

Other Transactions: any other transaction that the Board determines by resolution to be a Corporate Transaction.

ARTICLE VI
PARTICIPATION

Participants in the Plan shall be those Eligible Employees who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, vital services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Eligible Consultants shall be selected from those non-Employee consultants to the Company who are performing services important to the operation and growth of the Company. Participants may be granted from time to time one or more Options; provided, however, that the grant of each such Option shall be separately approved by the Committee and receipt of one such Award shall not result in automatic receipt of any other Option. Upon determination by the Committee that an Option is to be granted to a Participant, written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto. Each Participant shall, if required by the Committee, enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Options shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

ARTICLE VII
OPTIONS

Grant of Options. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is an Incentive Option or a Non-Qualified Option; provided, however, that Eligible Consultants may not be granted Incentive Options. The Committee may grant both an Incentive Option and a Non-Qualified Option to an Eligible Employee at the same time or at different times. Incentive Options and Non-Qualified Options, whether granted at the same time or at different times, shall be deemed to have been awarded in separate grants and shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of shares for which any other Option may be exercised. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

Stock Option Agreements. Each Option granted under the Plan shall be evidenced by a written stock option certificate or agreement (an "Option Agreement"). An Option Agreement shall be issued by the Company in the name of the Participant to whom the Option is granted and in such form as may be approved by the Committee. The Option Agreement shall incorporate and conform to the conditions set forth in this Section 0 as well as such other terms and conditions that are not inconsistent as the Committee may consider appropriate in each case.

Number of Shares. Each Option Agreement shall state that it covers a specified number of shares of Stock, as determined by the Committee.

Price. The price at which each share of Stock covered by an Option may be purchased shall be no less than 100 percent of the Fair Market Value of the Stock on the date the Option is granted.

Duration of Options; Restrictions on Exercise. Each Option Agreement shall state the Option Period. The Option Period must end, in all cases, not more than ten years from the date the Option is granted. The Option Agreement shall also set forth any installment or other restrictions on exercise of the Option during such period, if any, as may be determined by the Committee. Each Option shall become exercisable and vest over such period of time, if any, or upon such events, as determined by the Committee.

Eligible Employees: Termination of Services, Death, Disability, Etc. The Committee may specify the period, if any, during which an Option may be exercised following termination of the Option Holder’s services. The effect of this subsection 0 shall be limited to determining the consequences of a termination and nothing in this subsection 0 shall restrict or otherwise interfere with the Company’s discretion with respect to the termination of any individual’s services. If the Committee does not otherwise specify, the following shall apply:

If the services of the Option Holder are terminated within the Option Period for "cause", as determined by the Company, the Option shall thereafter be void for all purposes. As used in this subsection 0, "cause" shall mean a gross violation, as determined by the Company, of the Company’s established policies and procedures.

If the Option Holder becomes Disabled, the Option may be exercised by the Option Holder within one year following the Option Holder’s termination of services on account of Disability (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of the Option Holder’s termination of services because of Disability.

If the Option Holder dies during the Option Period while still performing services for the Company or within the one year period referred to in (ii) above or the three-month period or, in the case of Non-Qualified Options, the twelve-month period, referred to in (iv) below, the Option may be exercised by those entitled to do so under the Option Holder’s will or by the laws of descent and distribution within one year following the Option Holder’s death, (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Option Holder’s death.

If the Option Holder terminates employment on account of Retirement during the Option Period, the Option may be exercised by the Option Holder as follows: (A) in the case of an Incentive Option, within three (3) months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter and (B) in the case of a Non-Qualified Option, within twelve (12) months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option shall become fully vested and may be exercised as to the all Shares remaining subject to the Option on the date of Retirement.

If the services of the Option Holder are terminated (which for this purpose means that the Option Holder is no longer employed by the Company or performing services for the Company) by the Company within the Option Period for any reason other than cause, Disability, death, or Retirement, the Option may be exercised by the Option Holder as follows: (A) in the case of an Incentive Option, within three (3) months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter and (B) in the case of a Non-Qualified Option, within twelve (12) months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of termination of services.

Eligible Independent Contractors: Termination of Services, Death. Each Option agreement shall provide as follows with respect to the exercise of the Option:

If the services of the Option Holder terminate within the Option Period other than on account of cause or the Option Holder’s death, the Option may be exercised during the remainder of the Option Period. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of termination of services.

If the services of the Option Holder terminate within the Option Period for "cause," as determined by the Company, the Option shall thereafter be void for all purposes; provided however, that if the agreement between the Company and an Independent Contractor provides for termination of the agreement for "cause," the term "cause" for purposes of this subsection shall have the same meaning as in such agreement.

If the Option Holder dies during the Option Period, the Option may be exercised by those entitled to do so under the Option Holder’s will or by the laws of descent and distribution for fifteen (15) months after the Option Holder’s death (if otherwise in the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Option Holder’s death.

Consideration for Grant of Option. Each Option Holder agrees to remain in the employment of the Company or to continue providing consulting services to the Company, as the case may be, at the pleasure of the Company, for a continuous period of at least one year after the date the Option is granted, at the rate of compensation in effect on the date of such agreement or at such changed rate as may be fixed, from time to time, by the Company. Nothing in this paragraph shall limit or impair the Company’s right to terminate the employment of any employee or to terminate the consulting services of any consultant.

Exercise, Payments, Etc.

Manner of Exercise. The method for exercising each Option granted hereunder shall be by delivery to the Company of written notice specifying the number of Shares with respect to which such Option is exercised. The purchase of such Shares shall take place at the principal offices of the Company within thirty (30) days following delivery of such notice, at which time the Option Price of the Shares shall be paid in full by any of the methods set forth below or a combination thereof. Except as set forth in the next sentence, the Option shall be exercised when the Option Price for the number of shares as to which the Option is exercised is paid to the Company in full. If the Option Price is paid by means of a broker’s transaction described in subsection 0, in whole or in part, the closing of the purchase of the Stock under the Option shall take place (and the Option shall be treated as exercised) on the date on which, and only if, the sale of Stock upon which the broker’s transaction was based has been closed and settled, unless the Option Holder makes an irrevocable written election, at the time of exercise of the Option, to have the exercise treated as fully effective for all purposes upon receipt of the Option Price by the Company regardless of whether or not the sale of the Stock by the broker is closed and settled. A properly executed certificate or certificates representing the Shares shall be delivered to or at the direction of the Option Holder upon payment therefor. If Options on less than all shares evidenced by an Option Certificate are exercised, the Company shall deliver a new Option Certificate evidencing the Option on the remaining shares upon delivery of the Option Certificate for the Option being exercised.

The exercise price shall be paid by any of the following methods or any combination of the following methods at the election of the Option Holder, or by any other method approved by the Committee upon the request of the Option Holder:

in cash;

by certified check, cashier’s check or other check acceptable to the Company, payable to the order of the Company;

by delivery to the Company of certificates representing the number of shares then owned by the Option Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that no Option may be exercised by delivery to the Company of certificates representing Stock, unless such Stock has been held by the Option Holder for more than six (6) months; for purposes of this Plan, the Fair Market Value of any shares of Stock delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date; the exercise date shall be the day of delivery of the certificates for the Stock used as payment of the Option Price;

by delivery to the Company of a promissory note, which shall be in a principal amount equal to the Option Price plus any federal and state income tax required to be withheld; which shall be full recourse and secured by all or a portion of the Stock acquired pursuant to the exercise of the Option; which shall bear interest at a rate determined by the Committee, but not lower than the rate required to avoid the imputation of interest under the Code; which shall provide for level quarterly payments of interest and principal over its term; which shall become payable in full upon the first to occur of the fifth anniversary of the date the Option is exercised, failure to pay any payment of principal and interest within five days after it is due or termination of the Option Holder’s employment or service for any reason; and which shall contain such other terms and conditions including the provision of security in addition to the Stock that the Company, in its sole discretion, deems necessary or appropriate; effective for Option exercises on and after July 30, 2002, executive officers covered by Section 402 of the Sarbanes-Oxley Act of 2002 shall not be permitted to pay the exercise price by delivery of a promissory note; or

by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Option Holder required to pay the Option Price.

Date of Grant. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

Withholding.

Non-Qualified Options. Upon exercise of an Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by Sections 3102 and 3402 of the Code and applicable state and local tax laws, including payment of such taxes through delivery of shares of Stock or by withholding Stock to be issued under the Option, as provided in 0.

Incentive Options. Upon exercise of an Incentive Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of withholding required by applicable federal, state, and local tax laws. If an Option Holder makes a disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Option prior to the expiration of two years from the date on which the Incentive Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Option Holder shall send written notice to the Company at the Company’s principal place of business of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition and any other information relating to such disposition as the Company may reasonably request. The Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by Sections 3102 and 3402 of the Code and applicable state income tax laws.

Restrictions on Incentive Options

Initial Exercise. The aggregate Fair Market Value of the Shares with respect to which Incentive Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the date of grant of the Option and Incentive Options shall be taken into account in the order granted.

Ten Percent Stockholders. Incentive Options granted to an Option Holder who is the holder of record of 10% or more of the outstanding Stock of the Company shall have an Option Price equal to 110% of the Fair Market Value of the Shares on the date of grant of the Option and the Option Period for any such Option shall not exceed five years.

Transferability

General Rule: No Lifetime Transfers. An Option shall not be transferable by the Option Holder except by will or pursuant to the laws of descent and distribution. An Option shall be exercisable during the Option Holder’s lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative. The Option Holder’s guardian or legal representative shall have all of the rights of the Option Holder under this Plan.

InterVivos Transfer to Certain Family Members. The Committee may, however, provide at the time of grant or thereafter that the Option Holder may transfer a Non-Qualified Option to a member of the Option Holder’s immediate family, a trust of which members of the Option Holder’s immediate family are the only beneficiaries, or a partnership of which members of the Option Holder’s immediate family or trusts for the sole benefit of the Option Holder’s immediate family are the only partners (the "InterVivos Transferee"). Immediate family means the Option Holder’s spouse, issue (by birth or adoption), parents, grandparents, siblings (including half brothers and sisters and adopted siblings) and nieces and nephews. No transfer shall be effective unless the Option Holder shall have notified the Company of the transfer in writing and has furnished a copy of the documents that effect the transfer to the Company. The InterVivos Transferee shall be subject to all of the terms of this Plan and the Option, including, but not limited to, the vesting schedule, termination provisions, and the manner in which the Option may be exercised. The Committee may require the Option Holder and the InterVivos Transferee to enter into an appropriate agreement with the Company providing for, among other things, the satisfaction of required tax withholding with respect to the exercise of the transferred Option and the satisfaction of any Stock retention requirements applicable to the Option Holder, together with such other terms and conditions as may be specified by the Committee. Except to the extent provided otherwise in such agreement, the InterVivos Transferee shall have all of the rights and obligations of the Option Holder under this Plan; provided that the InterVivos Transferee shall not have any Stock withheld to pay withholding taxes pursuant to Section 17.2 unless the agreement referred to in the preceding sentence specifically provides otherwise.

No Transfer of ISOs. During the Option Holder’s lifetime the Option Holder may not transfer an Incentive Option under any circumstances.

No Assignment. No right or interest of any Option Holder in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Option Holder, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy, except as set forth above.

Shareholder Privileges. No Option Holder shall have any rights as a shareholder with respect to any shares of Stock covered by an Option until the Option Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in 0.

ARTICLE VIII
RIGHTS OF PARTICIPANTS

Service. Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any Participant any right with respect to the continuation of his employment by, or consulting relationship with, the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement or other contract to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Option. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of service shall be determined by the Committee at the time.

No Plan Funding. Obligations to Participants under the Plan will not be funded, trusteed, insured or secured in any manner. The Participants under the Plan shall have no security interest in any assets of the Company, and shall be only general creditors of the Company.

ARTICLE IX
GENERAL RESTRICTIONS

Investment Representations. The Company may require any person to whom an Option is granted, as a condition of exercising such Option, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with Federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the Stock certificates.

Compliance with Securities Laws. Each Option grant shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Option grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option grant may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

Changes in Accounting Rules. Except as provided otherwise at the time an Option is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Options shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary, any then outstanding and unexercised Options as to which the applicable services or other restrictions have not been satisfied.

Tax Laws. Except as provided otherwise at the time an Option is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the tax laws or regulations applicable to any Options or to any Participants shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the items of income, gain, loss, or deduction of the Company for tax purposes, the Committee shall have the right and power to modify as necessary any then outstanding Options as to which the applicable services or other restrictions have not been satisfied. In particular, the Committee shall have the right and power to modify any outstanding Options as necessary to satisfy the requirements of section 409A of the Code. Any Option that is intended to be treated as "performance-based compensation" under section 162(m) of the Code shall be granted, administered and paid in compliance with the requirements of Code section 162(m).

ARTICLE X
OTHER EMPLOYEE BENEFITS

The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option shall not constitute "earnings" or "compensation" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, 401(k), life insurance or salary continuation plan.

ARTICLE XI
PLAN AMENDMENT, MODIFICATION AND TERMINATION

The Board may at any time terminate, and from time to time may amend or modify the Plan provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable.

No amendment, modification or termination of the Plan shall in any manner adversely affect any Options theretofore granted under the Plan, without the consent of the Participant holding such Options.

ARTICLE XII
WITHHOLDING

Withholding Requirement. The Company’s obligations to deliver shares of Stock upon the exercise of any Option shall be subject to the Participant’s satisfaction of all applicable federal, state and local income and other tax withholding requirements.

Withholding With Stock. At the time the Committee grants an Option or at any time thereafter, it may, in its sole discretion, grant the Participant an election to pay all such amounts of tax withholding, or any part thereof, by electing (a) to have the Company withhold from shares otherwise issuable to the Participant, shares of Stock having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant; provided however, that the amount of Stock so withheld shall not exceed the minimum amount required to be withheld under the method of withholding that results in the smallest amount of withholding, or (b) to transfer to the Company a number of shares of Stock that were acquired by the Participant more than six (6) months prior to the transfer to the Company and that have a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant. All elections shall be subject to the approval or disapproval of the Committee. The value of shares of Stock to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Any such elections by Participants to have shares of Stock withheld for this purpose will be subject to the following restrictions:

All elections must be made prior to the Tax Date.

All elections shall be irrevocable.

If the Participant is an officer or director of the Company within the meaning of Section 16 of the Exchange Act ("Section 16"), the Participant must satisfy the requirements of such Section 16 and any applicable Rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

ARTICLE XIII
REQUIREMENTS OF LAW

Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

Federal Securities Law Requirements. If a Participant is an officer or director of the Company within the meaning of Section 16, Options granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule promulgated under the Exchange Act, to qualify the Option for any exception from the provisions of Section 16(b) of the Exchange Act available under that Rule. Such conditions shall be set forth in the agreement with the Participant which describes the Option or other document evidencing or accompanying the Option.

Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

ARTICLE XIV

DURATION OF THE PLAN

Unless sooner terminated by the Board of Directors, the Plan shall terminate at the close of business on April 2, 2012 and no Option shall be granted, or offer to purchase Stock made, after such termination. Options outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, or paid, in accordance with their terms.

Dated:	,	2005
UQM TECHNOLOGIES, INC.
a Colorado corporation
By:

Appendix C - Amended and Restated Stock Bonus Plan

UQM TECHNOLOGIES, INC.

STOCK BONUS PLAN

(amended and restated

effective July 28, 2005)

Table of Contents

                    ARTICLE I INTRODUCTION

1.1 Establishment.

1.2 Purposes

1.3 Effective Date; Amendment and Restatement

ARTICLE II DEFINITIONS

2.1 Definitions

2.2 Gender and Number

ARTICLE III PLAN ADMINISTRATION

3.1 General

3.2 Delegation by Committee

3.3 Non-Employee Directors

ARTICLE IV STOCK SUBJECT TO THE PLAN

4.1 Number of Shares

4.2 Other Shares of Stock

4.3 Adjustments for Stock Split, Stock Dividend, Etc.

4.4 Other Distributions and Changes in the Stock

4.5 General Adjustment Rules

4.6 Determination by the Committee, Etc.

ARTICLE V CORPORATE REORGANIZATION; CHANGE IN CONTROL

5.1 Vesting of Awards

5.2 Assumption or Substitution of Awards

5.3 Corporate Transaction

ARTICLE VI PARTICIPATION

ARTICLE VII RESTRICTED STOCK AWARDS

7.1 Grant of Restricted Stock Awards

7.2 Restrictions

7.3 Privileges of a Stockholder, Transferability

7.4 Enforcement of Restrictions

ARTICLE VIII STOCK BONUSES

ARTICLE IX RIGHTS OF PARTICIPANTS

9.1 Service

9.2 Nontransferability of Awards

9.3 No Plan Funding

ARTICLE X GENERAL RESTRICTIONS

10.1 Investment Representations

10.2 Compliance with Securities Laws

10.3 Changes in Accounting Rules

10.4 Tax Laws.

ARTICLE XI OTHER EMPLOYEE BENEFITS

ARTICLE XII PLAN AMENDMENT, MODIFICATION AND TERMINATION

ARTICLE XIII WITHHOLDING

13.1 Withholding Requirement

13.2 Withholding With Stock

ARTICLE XIV REQUIREMENTS OF LAW

14.1 Requirements of Law

14.2 Federal Securities Law Requirements

14.3 Governing Law

ARTICLE XV DURATION OF THE PLAN

UQM TECHNOLOGIES, INC.
STOCK BONUS PLAN

ARTICLE I

INTRODUCTION

Establishment. UQM Technologies, Inc., formerly known as Unique Mobility, Inc., a Colorado corporation, previously established the Unique Mobility Stock Bonus Plan (the "Plan") for certain employees of the Company (as defined in subsection 0). The Plan permits the grant of restricted stock awards and stock bonuses to employees of the Company and was previously amended and restated to permit grants of restricted stock awards to eligible consultants and non-employee directors.

Purposes. The purposes of the Plan are to provide those who are selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in shareholder value, so that the income of those participating in the Plan is more closely aligned with the income of the Company’s shareholders. The Plan, as amended and restated, is also designed to provide a financial incentive that will help the Company attract, retain and motivate the most qualified employees, consultants, and directors.

Effective Date; Amendment and Restatement. The Plan is hereby amended and restated to increase the number of shares eligible for the grant of restricted stock awards and stock bonuses and to provide that awards will vest upon retirement. The amendment and restatement shall become effective upon approval by the stockholders of the Company at the annual meeting on July 28, 2005.

ARTICLE II

DEFINITIONS

Definitions. The following terms shall have the meanings set forth below:

"Affiliated Corporation" means any corporation or other entity that is affiliated with UQM Technologies, Inc. through stock ownership or otherwise and is designated as an "Affiliated Corporation" by the Board.

"Award" means a Restricted Stock Award or other issuances of Stock hereunder.

"Board" means the Board of Directors of UQM Technologies, Inc.

"Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

"Committee" means a committee consisting of members of the Board who are empowered hereunder to take actions in the administration of the Plan. If applicable, the Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Exchange Act. Except as provided in Section 0 and 0, the Committee shall select Participants from Eligible Employees, Eligible Consultants, and Non-Employee Directors of the Company and shall determine the awards to be made pursuant to the Plan and the terms and conditions thereof.

"Company" means UQM Technologies, Inc. and the Affiliated Corporations.

"Disabled" or "Disability" shall have the meaning given to such terms in Section 22(e)(3) of the Code.

"Effective Date" means the date the shareholders of the Company approve the amended and restated Plan at the annual meeting in 2005.

"Eligible Consultants" means those consultants to the Company who are determined, by the Committee, to be individuals whose services are important to the Company and who are eligible to receive Awards under the Plan.

"Eligible Employees" means those employees (including, without limitation, officers and directors who are also employees) of the Company or any subsidiary or division thereof, upon whose judgment, initiative and efforts the Company is, or will become, largely dependent for the successful conduct of its business. For purposes of the Plan, an employee is any individual who provides services to the Company or any subsidiary or division thereof as a common law employee and whose remuneration is subject to the withholding of federal income tax pursuant to Section 3401 of the Code. Employee shall not include any individual (A) who provides services to the Company or any subsidiary or division thereof under an agreement, contract, or any other arrangement pursuant to which the individual is initially classified as an independent contractor or (B) whose remuneration for services has not been treated initially as subject to the withholding of federal income tax pursuant to Section 3401 of the Code even if the individual is subsequently reclassified as a common law employee as a result of a final decree of a court of competent jurisdiction or the settlement of an administrative or judicial proceeding. Leased employees shall not be treated as employees under this Plan.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

"Fair Market Value" means, as of a given date, (i) the closing price of a Share on the principal stock exchange on which Shares are then trading, if any (or as reported on any composite index that includes such principal exchange) on such date, or if Shares were not traded on such date, then on the next preceding date on which a trade occurred; or (ii) if the Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Stock on such date as reported by Nasdaq or such successor quotation system; or (iii) if the Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a Share shall be determined by the Committee acting in good faith.

"Non-Employee Director" means a member of the Company’s Board of Directors who is not an employee.

"Participant" means an Eligible Employee, Eligible Consultant, or Non-Employee Director designated by the Committee from time to time during the term of the Plan to receive one or more of the Awards provided under the Plan.

"Restricted Stock Award" means an award of Stock granted to a Participant pursuant to 0 that is subject to certain restrictions imposed in accordance with the provisions of such Section.

"Retirement" means termination of services on or after the Participant’s 65th birthday or pursuant to an early retirement provision in an employment agreement between the Company and the Participant.

"Securities Act" means the Securities Act of 1933, as it may be amended from time to time.

"Share" means one whole share of Stock.

"Stock" means the $0.01 par value common stock of UQM Technologies, Inc.

"Stock Bonus" means either an outright grant of Stock or a grant of Stock subject to and conditioned upon certain employment or performance related goals.

Gender and Number. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

ARTICLE III
PLAN ADMINISTRATION

General. The Plan shall be administered by the Committee. In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select the Participants from among the Eligible Employees and Eligible Consultants, determine the Awards to be made pursuant to the Plan, or shares of Stock to be issued thereunder and the time at which such Awards are to be made, establish the duration and nature of Restricted Stock Award restrictions, establish the terms and conditions applicable to Stock Bonuses, and establish such other terms and requirements of the various compensation incentives under the Plan as the Committee may deem necessary or desirable and consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Participants that shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith. The determinations, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

Delegation by Committee. The Committee may, from time to time, delegate, to specified officers of the Company, the power and authority to grant Awards under the Plan to specified groups of Eligible Employees and Eligible Consultants, subject to such restrictions and conditions as the Committee, in its sole discretion, may impose. The delegation shall be as broad or as narrow as the Committee shall determine. To the extent that the Committee has delegated the authority to determine certain terms and conditions of an Award, all references in the Plan to the Committee’s exercise of authority in determining such terms and conditions shall be construed to include the officer or officers to whom the Committee has delegated the power and authority to make such determination. The power and authority to grant Awards to any Eligible Employee or Eligible Consultant who is covered by Section 16(b) of the Exchange Act or who is, or may become, subject to Code section 162(m) shall not be delegated by the Committee.

Non-Employee Directors. The Board may grant one or more Awards to Non-Employee directors from time to time. In the case of grants to Non-Employee Directors, all references in the Plan to the Committee’s exercise of authority in determining terms and conditions of the Award and otherwise administering the Award shall be construed to include the Board.

ARTICLE IV
STOCK SUBJECT TO THE PLAN

Number of Shares. The maximum aggregate number of Shares that may be issued under the Plan pursuant to Awards is 554,994 Shares. Notwithstanding anything to the contrary contained herein, no Award granted hereunder shall become void or otherwise be adversely affected solely because of a change in the number of Shares of the Company that are issued and outstanding from time to time, provided that changes to the issued and outstanding Shares may result in adjustments to outstanding Awards in accordance with the provisions of this 0. The Shares may be either authorized and unissued Shares or previously issued Shares acquired by the Company. Such maximum numbers may be increased from time to time by approval of the Board and by the stockholders of the Company if, in the opinion of counsel for the Company, stockholder approval is required.

Other Shares of Stock. Any Shares that are subject to an Award and that are forfeited, and any Shares withheld for the payment of taxes shall automatically become available for use under the Plan.

Adjustments for Stock Split, Stock Dividend, Etc. If the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the Shares as to which Awards may be granted under the Plan, (ii) the Shares then included in each outstanding Award granted hereunder, and (iii)  the number of Shares subject to a delegation of authority under Section 0 of this Plan.

Other Distributions and Changes in the Stock. If

The Company shall at any time distribute with respect to the Stock assets or securities of persons other than the Company (excluding cash or distributions referred to in Section 0), or

The Company shall at any time grant to the holders of its Stock rights to subscribe pro rata for additional shares thereof or for any other securities of the Company, or

There shall be any other change (except as described in Section 0) in the number or kind of outstanding Shares or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Committee shall in its discretion determine that the event described in subsection 0, 0, or 0 above equitably requires an adjustment in the number or kind of Shares subject to an Award or the taking of any other action by the Committee, including without limitation, the setting aside of any property for delivery to the Participant upon the full vesting of an Award, then such adjustments shall be made, or other action shall be taken, by the Committee and shall be effective for all purposes of the Plan and on each outstanding Award that involves the particular type of stock for which a change was effected. Notwithstanding the foregoing provisions of this Section 0, pursuant to Section 0 below, a Participant holding Stock received as a Restricted Stock Award shall have the right to receive all amounts, including cash and property of any kind, distributed with respect to the Stock after such Restricted Stock Award was granted upon the Participant’s becoming a holder of record of the Stock.

General Adjustment Rules. No adjustment or substitution provided for in this 0 shall require the Company to issue a fractional Share, and the total substitution or adjustment with respect to each Award shall be limited by deleting any fractional Share. Notwithstanding the provisions of this 0, if any Award is covered by Code section 409A, any and all adjustments shall be made in a manner that is consistent with Code section 409A.

Determination by the Committee, Etc. Adjustments under this 0 shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.

ARTICLE V
CORPORATE REORGANIZATION; CHANGE IN CONTROL

Vesting of Awards. Unless the Committee provides otherwise at the time an Award is granted, upon the occurrence of a Corporate Transaction (as defined in Section 5.3), all restrictions with respect to the Awards shall lapse. The Committee may also provide for the assumption or substitution of any or all Awards as described in Section 5.2 and make any other provision for outstanding Awards as the Committee deems appropriate. The Committee need not take the same action with respect to all outstanding Awards.

Assumption or Substitution of Awards. The Company, or the successor or purchaser, as the case may be, may make adequate provision for the assumption of the outstanding Awards or the substitution of new Awards for the outstanding Awards on terms comparable to the outstanding Awards.

Corporate Transaction. A Corporate Transaction shall include the following:

Merger; Reorganization: the merger or consolidation of the Company with or into another corporation or other reorganization (other than a reorganization under the United States Bankruptcy Code) of the Company (other than a consolidation, merger, or reorganization in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Stock); or

Sale: the sale or conveyance of the property of the Company as an entirety or substantially as an entirety (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company) or the sale of more than 50% of the outstanding voting stock of the Company; or

Liquidation: the dissolution or liquidation of the Company; or

Change in Control: A "Change in Control" shall be deemed to have occurred if at any time during any period of two consecutive years (including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or

Other Transactions: any other transaction that the Board determines by resolution to be a Corporate Transaction.

ARTICLE VI
PARTICIPATION

Participants in the Plan shall be those Eligible Employees who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, vital services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Eligible Consultants shall be selected from those non-employee consultants to the Company who are performing services important to the operation and growth of the Company. From time to time, the Board may grant Awards to Non-Employee Directors. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee and receipt of one such Award shall not result in automatic receipt of any other Award. Upon determination by the Committee that an Award is to be granted to a Participant, written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto. Each Participant shall, if required by the Committee, enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

ARTICLE VII
RESTRICTED STOCK AWARDS

Grant of Restricted Stock Awards. Coincident with or following designation for participation in the Plan, the Committee may grant a Participant one or more Restricted Stock Awards consisting of Shares of Stock. The number of Shares granted as a Restricted Stock Award shall be determined by the Committee.

Restrictions. A Participant’s right to retain a Restricted Stock Award granted to him under Section 0 shall be subject to such restrictions, including but not limited to his continuous employment by or performance of services for the Company or service on the Board for a restriction period specified by the Committee or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of service or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the Shares constituting a Restricted Stock Award.

Pro Rata Vesting Upon Death or Disability. In the event of the death or Disability of a Participant, all required periods of service and other restrictions applicable to Restricted Stock Awards then held by him shall lapse with respect to a pro rata part of each such Award based on the ratio between the number of full months of employment or services completed at the time of termination of services from the grant of each Award to the total number of months of employment or continued services required for such Award to be fully nonforfeitable, and such portion of each such Award shall become fully nonforfeitable. The remaining portion of each such Award shall be forfeited and shall be immediately returned to the Company.

Full Vesting Upon Retirement. In the event of the a Participant’s Retirement, all required periods of service and other restrictions applicable to Restricted Stock Awards then held by him shall lapse, and each such Award shall become fully nonforfeitable.

Forfeiture Upon Other Termination of Services. If a Participant’s employment, consulting services, or Board service terminates for any reason other than death, Disability, or Retirement, any Restricted Stock Awards as to which the period for which services are required or other restrictions have not been satisfied (or waived or accelerated as provided herein) shall be forfeited, and all shares of Stock related thereto shall be immediately returned to the Company.

Privileges of a Stockholder, Transferability. A Participant shall have all voting, dividend, liquidation and other rights with respect to Stock in accordance with its terms received by him as a Restricted Stock Award under this 0 upon his becoming the holder of record of such Stock; provided, however, that the Participant’s right to sell, encumber, or otherwise transfer such Stock shall be subject to the limitations of Section 0.

Enforcement of Restrictions. The Committee shall cause a legend to be placed on the Stock certificates issued pursuant to each Restricted Stock Award referring to the restrictions provided by Sections 0 and 0 and, in addition, may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Sections 0 and 0:

Requiring the Participant to keep the Stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

Requiring that the Stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.

ARTICLE VIII
STOCK BONUSES

The Committee may award Stock Bonuses to such Participants, subject to such conditions and restrictions, as it determines in its sole discretion. Stock Bonuses may be either outright grants of Stock, or may be grants of Stock subject to and conditioned upon certain employment or performance related goals.

ARTICLE IX
RIGHTS OF PARTICIPANTS

Service. Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his employment by, or consulting relationship with, or membership on the Board of Directors of, the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement or other contract to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of service shall be determined by the Committee at the time.

Nontransferability of Awards. No right or interest of any Participant in a Restricted Stock Award (prior to the completion of the restriction period applicable thereto) or other Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant’s death, a Participant’s rights and interests in Restricted Stock Awards and other Awards shall, to the extent provided in 0 and 0, be transferable by will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to the Participant’s legal representatives, heirs or legatees. If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person’s guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

No Plan Funding. Obligations to Participants under the Plan will not be funded, trusteed, insured or secured in any manner. The Participants under the Plan shall have no security interest in any assets of the Company, and shall be only general creditors of the Company.

ARTICLE X
GENERAL RESTRICTIONS

Investment Representations. The Company may require any person to whom a Restricted Stock Award or Stock Bonus is granted, as a condition of receiving such Restricted Stock Award or Stock Bonus to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with Federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the Stock certificates.

Compliance with Securities Laws. Prior to granting any Awards under the Plan, the Company shall consult with securities counsel to the Company to determine the necessity of registering the Stock subject to the Awards. Each Restricted Stock Award and Stock Bonus grant shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Restricted Stock Award or Stock Bonus grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Restricted Stock Award or Stock Bonus grant may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

Changes in Accounting Rules. Except as provided otherwise at the time an Award is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Restricted Stock Awards or other Awards shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary, any then outstanding Restricted Stock Awards and other outstanding Awards as to which the applicable services or other restrictions have not been satisfied.

Tax Laws. Except as provided otherwise at the time an Award is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the tax laws or regulations applicable to any Awards or to any Participants shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the items of income, gain, loss, or deduction of the Company for tax purposes, the Committee shall have the right and power to modify as necessary any then outstanding Awards as to which the applicable services or other restrictions have not been satisfied. In particular, the Committee shall have the right and power to modify any outstanding Awards as necessary to satisfy the requirements of section 409A of the Code. Any Award that is intended to be treated as "performance-based compensation" under section 162(m) of the Code shall be granted, administered and paid in compliance with the requirements of Code section 162(m).

ARTICLE XI
OTHER EMPLOYEE BENEFITS

The amount of any compensation deemed to be received by a Participant as a result of the vesting of any Restricted Stock Award or the receipt of Stock Bonuses shall not constitute "earnings" or "compensation" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, 401(k), life insurance or salary continuation plan.

ARTICLE XII
PLAN AMENDMENT, MODIFICATION AND TERMINATION

The Board may at any time terminate, and from time to time may amend or modify the Plan provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable.

No amendment, modification or termination of the Plan shall in any manner adversely affect any Restricted Stock Awards or other Award theretofore granted under the Plan, without the consent of the Participant holding such Restricted Stock Awards or other Awards, except as provided in 0.

ARTICLE XIII
WITHHOLDING

Withholding Requirement. The Company’s obligations to deliver shares of Stock upon the vesting of any Restricted Stock Award or the grant of a Stock Bonus shall be subject to the Participant’s satisfaction of all applicable federal, state and local income and other tax withholding requirements.

Withholding With Stock. At the time the Committee grants a Restricted Stock Award or Stock Bonus or at any time thereafter, it may, in its sole discretion, grant the Participant an election to pay all such amounts of tax withholding, or any part thereof, by electing (a) to have the Company withhold from shares otherwise issuable to the Participant, shares of Stock having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant; provided however, that the amount of Stock so withheld shall not exceed the minimum amount required to be withheld under the method of withholding that results in the smallest amount of withholding, or (b) to transfer to the Company a number of shares of Stock that were acquired by the Participant more than six months prior to the transfer to the Company and that have a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant. All elections shall be subject to the approval or disapproval of the Committee. The value of shares of Stock to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Any such elections by Participants to have shares of Stock withheld for this purpose will be subject to the following restrictions:

All elections must be made prior to the Tax Date.

All elections shall be irrevocable.

If the Participant is an officer or director of the Company within the meaning of Section 16 of the Exchange Act ("Section 16"), the Participant must satisfy the requirements of such Section 16 and any applicable Rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

ARTICLE XIV

REQUIREMENTS OF LAW

Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

Federal Securities Law Requirements. If a Participant is an officer or director of the Company within the meaning of Section 16, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule promulgated under the Exchange Act, to qualify the Award for any exception from the provisions of Section 16(b) of the Exchange Act available under that Rule. Such conditions shall be set forth in the agreement with the Participant which describes the Award or other document evidencing or accompanying the Award.

Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

ARTICLE XV

DURATION OF THE PLAN

The Plan shall continue until it is terminated by resolution of the Board of Directors. No Restricted Stock Award or Stock Bonus shall be granted, or offer to purchase Stock made, after such termination. Restricted Stock Awards and other Awards outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, or paid, in accordance with their terms.

Dated:	,	2005
UQM TECHNOLOGIES, INC.
a Colorado corporation
By:

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

UQM Technologies, Inc., 7501 Miller Drive, Frederick, Colorado 80530

The undersigned hereby appoints William G. Rankin and Donald A. French as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of common stock of UQM Technologies, Inc. held of record by the undersigned on May 25, 2005 at the Annual Meeting of Shareholders to be held on July 28, 2005 or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW:

  TO ELECT FIVE DIRECTORS TO THE COMPANY'S BOARD OF DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED.

  William G. Rankin      Ernest H. Drew      Stephen J. Roy      Jerome H. Granrud       Donald W. Vanlandingham

  ELECTION OF DIRECTORS                              FOR all nominees listed above                                    WITHHOLD AUTHORITY

                                                                            (except as marked to the contrary above)                     to vote for all nominees listed above

  (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name above.)

  PROPOSAL TO APPROVE AMENDMENTS TO THE 2002 EQUITY INCENTIVE PLAN.

                                                                         FOR                      Against                  Abstain

  PROPOSAL TO APPROVE AMENDMENTS TO THE STOCK BONUS PLAN.

                                                                         FOR                      Against                  Abstain

  PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP TO ACT AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2006.

                                                                                    FOR                      Against                  Abstain

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors is not aware of any other matters to be presented at the meeting for approval by the shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NAMED NOMINEES AND FOR PROPOSALS 2, 3 AND 4.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Dated __________________, 2005	_____________________________________
Signature

_____________________________________
Please mark, sign, date and return the proxy	Signature, if held jointly
card promptly using the enclosed envelope.